EXHIBIT 99.1



                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET
                            ------------------------
                                  $828,209,000
                       (APPROXIMATE OFFERED CERTIFICATES)


                                 $1,290,824,213
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)

                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C1
                            ------------------------
                      GENERAL ELECTRIC CAPITAL CORPORATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                            AS MORTGAGE LOAN SELLERS

                            ------------------------

                            INITIAL PASS-                                                      PRINCIPAL
           APPROX. SIZE        THROUGH            RATINGS         SUBORDINATION       WAL       WINDOW        ASSUMED FINAL
 CLASS        (FACE)             RATE         (S&P / MOODY'S)         LEVELS        (YRS.)       (MO.)      DISTRIBUTION DATE
-------   --------------   ---------------   -----------------   ---------------   --------   ----------   ------------------
   A-1    $112,709,000        [    ]%             AAA/AAA        16.500%           3.50          1-58          11/10/2008
 -----    ------------     ---------------        -------        ------            ----        -------         ----------
   A-2    $280,168,000        [    ]%             AAA/AAA        16.500%           5.90         58-103         8/10/2012
 -----    ------------     ---------------        -------        ------            ----        -------         ----------
   A-3    $380,472,000        [    ]%             AAA/AAA        16.500%           9.66        103-119         12/10/2013
 -----    ------------     ---------------        -------        ------            ----        -------         ----------
    B     $ 38,724,000        [    ]%              AA/AA2        13.500%           9.86        119-119         12/10/2013
 -----    ------------     ---------------        -------        ------            ----        -------         ----------
    C     $ 16,136,000        [    ]%             AA-/AA3        12.250%           9.86        119-119         12/10/2013
 -----    ------------     ---------------        -------        ------            ----        -------         ----------

DEUTSCHE BANK SECURITIES                        BANC OF AMERICA SECURITIES LLC
Co-Lead and Joint Bookrunning Manager    Co-Lead and Joint Bookrunning Manager



CITIGROUP                      JPMORGAN                      MERRILL LYNCH & CO.

Co-Manager                    Co-Manager                              Co-Manager



                                                                 January 5, 2004

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

TRANSACTION FEATURES
o Sellers:

------------------------------------------------------------------------------------------
                                                   NO. OF      CUT-OFF DATE
                     SELLERS                        LOANS       BALANCE ($)      % OF POOL
------------------------------------------------------------------------------------------
        General Electric Capital Corporation         93        686,466,030         53.18
        German American Capital Corporation          17        364,891,177         28.27
        Bank of America, N.A.                        26        239,467,007         18.55
------------------------------------------------------------------------------------------
        TOTAL:                                      136      1,290,824,213        100.00
------------------------------------------------------------------------------------------

o  Loan Pool:
    o  Average Cut-off Date Balance: $9,491,355
    o Largest Mortgage Loan or cross-collateralized Loan Group by Cut-off Date Balance: $75,000,000 (Shadow Rated A+/A2/A by S&P, Moody's and Fitch)
    o  Five largest and ten largest loans or cross-collateralized loan groups:
       21.25% and 34.90% of pool, respectively

o  Credit Statistics:
    o  Weighted average underwritten DSCR of 1.60x
    o Weighted average cut-off date LTV ratio of 68.72%; weighted average balloon LTV ratio of 58.67%

o  Property Types:

[GRAPHIC OMITTED]

Retail   Mixed Use    Hotel    Self Storage   Industrial    Office   Multifamily
34.45%    1.00%       4.64%       5.18%         10.33%      12.03%    32.38% (1)



   (1)   Consists of Multifamily (24.20%) and Manufactured Housing (8.17%).


o  Call Protection: (as applicable)
    o 90.81% of the pool (current balance) has a lockout period ranging from 24 to 47 payments from origination, then defeasance.
    o 7.57% of the pool (current balance) has a lockout period ranging from 26 to 47 payments from origination, then yield maintenance.
    o One loan, 1.63% of the pool (current balance) has a lockout period of 26 payments from origination and then is open to prepayment.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

OFFERED CERTIFICATES
--------------------


--------------------------------------------------------------------
                INITIAL CLASS
             CERTIFICATE BALANCE    SUBORDINATION       RATINGS
   CLASS    OR NOTIONAL AMOUNT(1)       LEVELS      (S&P / MOODY'S)
---------- ----------------------- --------------- -----------------
   A-1(4)  $112,709,000            16.500%              AAA/Aaa
---------------------------------------------------------------
   A-2(4)  $280,168,000            16.500%              AAA/Aaa
---------------------------------------------------------------
   A-3(4)  $380,472,000            16.500%              AAA/Aaa
---------------------------------------------------------------
      B    $ 38,724,000            13.500%               AA/Aa2
---------------------------------------------------------------
      C    $ 16,136,000            12.250%              AA-/Aa3
---------------------------------------------------------------



------------------------------------------------------------------------------------
                                                 ASSUMED FINAL          INITIAL
                AVERAGE         PRINCIPAL         DISTRIBUTION       PASS-THROUGH
   CLASS    LIFE (YRS.)(2)   WINDOW (MO.)(2)        DATE(2)        RATE (APPROX.)(3)
------------------------------------------------------------------------------------
   A-1(4)  3.50                   1-58        November 10, 2008           %
------------------------------------------------------------------------------------
   A-2(4)  5.90                  58-103        August 10, 2012            %
------------------------------------------------------------------------------------
   A-3(4)  9.66                 103-119       December 10, 2013           %
------------------------------------------------------------------------------------
      B    9.86                 119-119       December 10, 2013           %
------------------------------------------------------------------------------------
      C    9.86                 119-119       December 10, 2013           %
------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (5)
--------------------


---------------------------------------------------------------------
                 INITIAL CLASS
              CERTIFICATE BALANCE    SUBORDINATION       RATINGS
   CLASS     OR NOTIONAL AMOUNT(1)       LEVELS      (S&P / MOODY'S)
---------------------------------------------------------------------
    X-1(6)  $1,290,824,213           N/A               AAA / Aaa
---------------------------------------------------------------------
    X-2(6)  $1,237,532,000           N/A               AAA / Aaa
---------------------------------------------------------------------
   A-1A(4)  $  304,489,000          16.500%             AAA/Aaa
---------------------------------------------------------------------
      D     $   30,657,000           9.875%               A/A2
---------------------------------------------------------------------
      E     $   14,522,000           8.750%              A-/A3
---------------------------------------------------------------------
      F     $   20,975,000           7.125%            BBB+/Baa1
---------------------------------------------------------------------
      G     $   12,909,000           6.125%             BBB/Baa2
---------------------------------------------------------------------
      H     $   17,749,000           4.750%            BBB-/Baa3
---------------------------------------------------------------------
      J     $    9,681,000           4.000%             BB+/Ba1
---------------------------------------------------------------------
      K     $    9,681,000           3.250%              BB/Ba2
---------------------------------------------------------------------
      L     $    6,454,000           2.750%             BB-/Ba3
---------------------------------------------------------------------
      M     $    8,068,000           2.125%              B+/B1
---------------------------------------------------------------------
      N     $    4,840,000           1.750%               B/B2
---------------------------------------------------------------------
      O     $    3,227,000           1.500%              B-/B3
---------------------------------------------------------------------
      P     $   19,363,213           0.000%              NR/NR
---------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                                   ASSUMED FINAL          INITIAL
                 AVERAGE          PRINCIPAL         DISTRIBUTION       PASS-THROUGH
   CLASS     LIFE (YRS.)(2)   WINDOW (MO.) (2)        DATE(2)        RATE (APPROX.)(3)
----------- ---------------- ------------------ ------------------- ------------------
    X-1(6)        NA                N/A          August 10, 2023            %
--------------------------------------------------------------------------------------
    X-2(6)        NA                N/A                N/A                  %
--------------------------------------------------------------------------------------
   A-1A(4)       7.91              1-119        December 10, 2013           %
--------------------------------------------------------------------------------------
      D          9.87             119-120        January 10, 2014           %
--------------------------------------------------------------------------------------
      E          9.95             120-120        January 10, 2014           %
--------------------------------------------------------------------------------------
      F          9.95             120-120        January 10, 2014           %
--------------------------------------------------------------------------------------
      G          9.95             120-120        January 10, 2014           %
--------------------------------------------------------------------------------------
      H         10.14             120-130       November 10, 2014           %
--------------------------------------------------------------------------------------
      J         10.78             130-130       November 10, 2014           %
--------------------------------------------------------------------------------------
      K         10.78             130-130       November 10, 2014           %
--------------------------------------------------------------------------------------
      L         10.78             130-130       November 10, 2014           %
--------------------------------------------------------------------------------------
      M         10.78             130-130       November 10, 2014           %
--------------------------------------------------------------------------------------
      N         11.40             130-142       November 10, 2015           %
--------------------------------------------------------------------------------------
      O         11.78             142-142       November 10, 2015           %
--------------------------------------------------------------------------------------
      P         13.66             142-235        August 10, 2023            %
--------------------------------------------------------------------------------------

Notes:

(1)   Subject to a permitted variance of plus or minus 10%.

(2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

(3) The Class A-1, A-2, A-3 and A-1A Certificates will accrue interest at a fixed rate. The Class B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, K, L, M, N, O and P will accrue interest at either (i) a fixed rate, or (ii) a fixed rate subject to a Net WAC Cap.

(4) For purposes of making distributions to the Class A-1, Class A-2, Class A-3 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 98 mortgage loans, representing approximately 76.41% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 38 mortgage loans, representing approximately 23.59% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately 63.69% of all the mortgage loans secured by multifamily properties and approximately 100.00% of all the mortgage loans secured by manufactured housing properties.

      Generally, the Class A-1, Class A-2 and Class A-3 certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balance of the Class A-3 certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class B through Class P certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-1A certificates, pro rata.

(5)   Certificates to be offered privately pursuant to Rule 144A and Regulation
      S.

(6) Each of the properties referred to herein as the AFR/Bank of America Portfolio Mortgage Loan and the Paradise Point Mortgage Loan also secure a subordinate note. The Class X Certificates were structured assuming that such subordinate notes absorb any loss prior to the related mortgage loan that is held in the trust. For more information regarding these loans (as well as information regarding other properties which secure subordinate notes that are held outside of the trust), see "Description of the Mortgage Pool -- The AFR/Bank of America Portfolio Mortgage Loan" and "Description of the Mortgage Pool -- The Paradise Point Mortgage Loan" in the Prospectus Supplement.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

I. ISSUE CHARACTERISTICS
   ---------------------



    ISSUE TYPE:                     Public: Classes A-1, A-2, A-3, B and C (the "Offered Certificates").

                                    Private (Rule 144A, Regulation S): Classes X-1, X-2, A-1A, D, E, F, G, H, J, K, L, M, N, O
                                    and P.

    SECURITIES OFFERED:             $828,209,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC Pass-Through
                                    Certificates, consisting of five fixed-rate principal and interest classes (Classes A-1,
                                    A-2, A-3, B and C).

    MORTGAGE POOL:                  The Mortgage Pool consists of 136 Mortgage Loans with an aggregate balance as of the
                                    Cut-Off Date of $1,290,824,213. The Mortgage Loans are secured by 298 properties located throughout 34 states. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group
                                    1" and "Loan Group 2"). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and/or manufactured housing properties and (ii) 10 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan Group 1 is expected to consist of 98 Mortgage Loans, with an aggregate balance as of the Cut-Off Date of $986,334,566. Loan Group 2 will consist of 18
                                    Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and 20
                                    Mortgage Loans that are secured by Mortgaged Properties that are manufactured housing properties. Loan Group 2 is expected to consist of 38 Mortgage Loans, with an aggregate balance as of the Cut-Off Date of $304,489,648.

    SELLERS:                        General Electric Capital Corporation (GECC); German American Capital Corporation (GACC); and
                                    Bank of America, N.A. (BOFA)

    CO-LEAD BOOKRUNNING MANAGERS:   Deutsche Bank Securities Inc. and Banc of America Securities LLC

    CO-MANAGERS:                    Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce,
                                    Fenner & Smith, Inc.

    MASTER SERVICER:                Bank of America, N.A.

    SPECIAL SERVICER:               Lennar Partners, Inc., for all Mortgage Loans other than the AFR/Bank of America Portfolio and Paradise Point Mortgage Loans; Midland Loan Services, Inc., for the AFR/Bank of America
                                    Portfolio and Paradise Point Mortgage Loans.

    TRUSTEE:                        Wells Fargo Bank, N.A.

    CUT-OFF DATE:                   January 1, 2004

    EXPECTED CLOSING DATE:          On or about January   , 2004.

    DISTRIBUTION DATES:             The 10th day of each month or, if such 10th day is not a business day, the business day immediately following such 10th day, beginning on February 2004.

    MINIMUM DENOMINATIONS:          $10,000 for the Offered Certificates and in multiples of $1 thereafter.

    SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day funds, with accrued interest.

    ERISA/SMMEA STATUS:             Classes A-1, A-2, A-3, B and C are expected to be ERISA eligible. No Class of Certificates is SMMEA eligible.

    RATING AGENCIES:                The Offered Certificates will be rated by Standard & Poor's and Moody's.

    RISK FACTORS:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                                    FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION OF THE PROSPECTUS.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A, B, C, D, E, F, G and H Certificates are multi-class, sequential-pay REMIC pass-through certificates, which pay monthly distributions. Among the Class A Certificates, Class A-1, A-2 and A-3 generally receive distributions from Loan Group 1 until Class A1-A has been reduced to zero. Class A-1A generally receives distributions from Loan Group 2 until Class A-3 has been reduced to zero. The Class J, K, L, M, N, O and P Certificates will accrue interest at a fixed rate subject to a Net WAC Cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

[GRAPHIC OMITTED]
                                                Class X-1 X-2(1)
Class A-1 (2)                   AAA / Aaa                             $112.7MM
                                    [ ]%

Class A-2 (2)                   AAA / Aaa                             $280.2MM
                                    [ ]%

Class A-3 (2)                   AAA / Aaa                             $380.5MM
                                    [ ]%

Class A-1A(1)(2)                AAA / Aaa                             $304.5MM
                                    [ ]%

Class B                         AA / Aa2                              $38.7MM
                                    [ ]%

Class C                         AA- / Aa3                             $16.1MM
                                    [ ]%

Class D (1)                       A / A2                              $30.7MM
                                    [ ]%

Class E (1)                      A- / A3                              $14.5MM
                                    [ ]%

Class F(1)                     BBB+ / Baa1                            $21.0MM
                                    [ ]%

Class G(1)                      BBB / Baa2                            $12.9MM
                                    [ ]%

Class H(1)                     BBB- / Baa3                            $17.7MM
                                    [ ]%

Class J(1)                      BB+ / Ba1                             $9.7MM
                                    [ ]%

Class K(1)                       BB / Ba2                             $9.7MM
                                    [ ]%

Class L(1)                      BB- / Ba3                             $6.5MM
                                    [ ]%

Classes M-P(1)             B+ to NR / B1 to NR                        $35.5MM
                                    [ ]%


                            NE = Not Rated



(1)   Offered privately pursuant to Rule 144A and Regulation S.

(2) For purposes of making distributions to the Class A-1, Class A-2, Class A-3 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 98 mortgage loans, representing approximately 76.41% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 38 mortgage loans, representing approximately 23.59% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately 63.69% of all the mortgage loans secured by multifamily properties and approximately 100.00% of all the mortgage loans secured by manufactured housing properties.

     Generally, the Class A-1, Class A-2 and Class A-3 certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balance of the Class A-3 certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class B through Class P certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-1A certificates, pro rata.


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

III. FULL COLLATERAL CHARACTERISTICS
     -------------------------------

CUT-OFF DATE BALANCE ($)

                                NO. OF        AGGREGATE
                              MORTGAGE     CUT-OFF DATE       % OF
                                 LOANS      BALANCE ($)       POOL
                            ---------- ---------------- ----------
 778,991 -- 4,999,999            68       221,430,500       17.15
 5,000,000 -- 9,999,999          32       208,329,435       16.14
 10,000,000 -- 14,999,999        10       119,423,247        9.25
 15,000,000 -- 19,999,999        11       193,410,698       14.98
 20,000,000 -- 24,999,999         4        87,124,744        6.75
 25,000,000 -- 29,999,999         2        57,169,035        4.43
 30,000,000 -- 34,999,999         2        60,975,044        4.72
 35,000,000 -- 39,999,999         2        72,389,665        5.61
 40,000,000 -- 44,999,999         1        42,821,547        3.32
 45,000,000 -- 54,999,999         2        96,844,943        7.50
 55,000,000 -- 75,000,000         2       130,905,355       13.27
--------------------------- ---------- --------------      ------
 TOTAL:                         136     1,290,824,213      100.00
--------------------------- ---------- --------------      ------
  Min: 778,991   Max: 75,000,000   Average: 9,491,355

STATE

                               NO. OF        AGGREGATE
                            MORTGAGED     CUT-OFF DATE       % OF
                           PROPERTIES      BALANCE ($)       POOL
                         ------------ ---------------- ----------
 California                    84        408,669,022       31.66
   Southern California         54        279,888,655       21.68
   Northern California         30        128,780,366        9.98
 Florida                       43        117,780,328        9.12
 Texas                         27         75,312,798        5.83
 Colorado                       5         68,045,233        5.27
 Other (a)                    139        621,016,833       48.11
------------------------      ---        -----------      ------
 TOTAL:                       298      1,290,824,213      100.00

(a) Includes 30 states.



PROPERTY TYPE

                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE       % OF
                            PROPERTIES      BALANCE ($)       POOL
                          ------------ ---------------- ----------
 Retail                         42       444,639,274        34.45
 Multifamily Total              58       417,925,276        32.38
   Multifamily                  33       312,429,212        24.20
   Manufactured Housing         25       105,496,064         8.17
 Office                        125       155,311,163        12.03
 Industrial                     10       133,329,816        10.33
 Self Storage                   21        66,878,011         5.18
 Hotel                           4        59,856,268         4.64
 Mixed Use                      38        12,884,404         1.00
-------------------------      ---       -----------       ------
 TOTAL:                        298     1,290,824,213       100.00



MORTGAGE RATE (%)

                        NO. OF        AGGREGATE
                      MORTGAGE     CUT-OFF DATE       % OF
                         LOANS      BALANCE ($)       POOL
                    ---------- ---------------- ----------
 4.2000 -- 4.9999        12       160,121,092       12.40
 5.0000 -- 5.3999        21       214,297,469       16.60
 5.4000 -- 5.7999        38       484,762,468       37.55
 5.8000 -- 5.9999        28       168,381,437       13.04
 6.0000 -- 6.1999        18       136,250,515       10.56
 6.2000 -- 7.7300        19       127,011,232        9.84
-------------------      --       -----------      ------
 TOTAL:                 136     1,290,824,213      100.00
-------------------     ---     -------------      ------
  Min: 4.2000      Max: 7.7300      Wtd Avg: 5.5811

ORIGINAL TERM TO STATED MATURITY (MOS)

                   NO. OF        AGGREGATE
                 MORTGAGE     CUT-OFF DATE       % OF
                    LOANS      BALANCE ($)       POOL
               ---------- ---------------- ----------
 60 -- 64           13       225,873,020       17.50
 65 -- 84           11       165,898,191       12.85
 85 -- 120         102       817,344,010       63.32
 121 -- 240         10        81,709,001        6.33
--------------     ---       -----------      ------
 GRAND TOTAL       136     1,290,824,213      100.00
--------------     ---     -------------      ------
  Min: 60         Max: 240         Wtd Avg: 107

REMAINING TERM TO STATED MATURITY (MOS)

                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE       % OF
                   LOANS      BALANCE ($)       POOL
              ---------- ---------------- ----------
 55 -- 60          12       178,873,020       13.86
 61 -- 85          12       212,898,181       16.49
 85 -- 120        102       817,344,010       63.32
 121 -- 235        10        81,709,001        6.33
-------------     ---       -----------      ------
 TOTAL:           136     1,290,824,213      100.00
-------------     ---     -------------      ------
  Min: 55         Max: 235         Wtd Avg: 104

LOANS WITH RESERVE REQUIREMENTS (a)

                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE         % OF
                      LOANS      BALANCE ($)         POOL
                 ----------   --------------   ----------
 Replacement        109       979,696,449          75.90
 Taxes              108       955,612,685          74.03
 Insurance           94       860,356,049          66.65
 TI/LC (b)           48       595,345,940          79.79
 Other (c)           44       534,939,879          41.44
 Engineering         51       510,881,223          39.58

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Percentage based only on portion of pool secured by retail, office and industrial properties.

(c) Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)

                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
                  ---------- ---------------- ---------
 23.18 -- 45.00         9        70,377,275       5.45
 45.01 -- 50.00         3        98,691,345       7.65
 50.01 -- 55.00         3        12,071,807       0.94
 55.01 -- 60.00         4        69,940,691       5.42
 60.01 -- 65.00         8        35,482,823       2.75
 65.01 -- 70.00        24       247,531,336      19.18
 70.01 -- 75.00        33       250,088,881      19.37
 75.01 -- 80.00        50       482,184,260      37.35
 80.01 -- 80.82         2        24,455,796       1.89
-----------------      --       -----------     ------
 TOTAL:               136     1,290,824,213     100.00
-----------------     ---     -------------     ------
  Min: 23.18       Max: 80.82       Wtd Avg: 68.72

(a) Calculated on loan balances after netting out holdback/LOC amounts for three loans (6.26% of the pool balance).

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)

                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE       % OF
                       LOANS      BALANCE ($)       POOL
                  ---------- ---------------- ----------
 0.00 -- 45.00         17       166,503,845       12.90
 45.01 -- 50.00         6        55,190,698        4.28
 50.01 -- 55.00        13        65,139,323        5.05
 55.01 -- 60.00        27       214,256,393       16.60
 60.01 -- 65.00        27       337,483,204       26.14
 65.01 -- 70.00        39       349,738,898       27.09
 70.01 -- 73.29         7       102,511,854        7.94
-----------------      --       -----------      ------
 TOTAL:               136     1,290,824,213      100.00
-----------------     ---     -------------      ------
  Min: 0.00       Max: 73.29       Wtd Avg: 58.67

(a) Calculated on loan balances after netting out holdback/LOC amounts for three loans (6.26% of the pool balance).



DEBT SERVICE COVERAGE RATIOS (X) (a)

                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
                  ---------- ---------------- ---------
 1.176 -- 1.199         1         2,694,396       0.21
 1.200 -- 1.249        11        96,158,441       7.45
 1.250 -- 1.299        18       288,141,440      22.32
 1.300 -- 1.399        37       258,807,862      20.05
 1.400 -- 1.449        16       172,223,088      13.34
 1.450 -- 1.499        11        65,521,389       5.08
 1.500 -- 1.549         8        64,351,501       4.99
 1.550 -- 1.599         5        65,567,629       5.08
 1.600 -- 1.649         2         7,453,766       0.58
 1.650 -- 1.699         4        13,141,895       1.02
 1.700 -- 5.717        23       256,762,808      19.89
-----------------      --       -----------     ------
 TOTAL:               136     1,290,824,213     100.00
-----------------     ---     -------------     ------
  Min: 1.176       Max: 5.717       Wtd Avg: 1.599

(a) Calculated on loan balances after netting out holdback/LOC amounts for three loans (6.26% of the pool balance).

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

IV. LOAN GROUP 1 CHARACTERISTICS
    ----------------------------

CUT-OFF DATE BALANCE ($)

                                NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE       % OF
                                 LOANS    BALANCE ($)       POOL
                            ---------- -------------- ----------
 778,991 -- 4,999,999           52     166,753,868        16.91
 5,000,000 -- 9,999,999         18     117,241,359        11.89
 10,000,000 -- 14,999,999        8      95,619,490         9.69
 15,000,000 -- 19,999,999        8     140,003,925        14.19
 20,000,000 -- 24,999,999        2      41,000,000         4.16
 25,000,000 -- 29,999,999        2      57,169,035         5.80
 30,000,000 -- 34,999,999        2      60,975,044         6.18
 35,000,000 -- 39,999,999        1      37,000,000         3.75
 40,000,000 -- 44,999,999        1      42,821,547         4.34
 45,000,000 -- 54,999,999        2      96,844,943         9.82
 55,000,000 -- 75,000,000        2     130,905,355        13.27
--------------------------- ---------- -------------- -- ------
 TOTAL:                         98     986,334,566       100.00
--------------------------- ---------- -------------- -- ------
  Min: 778,991    Max: 75,000,000    Average: 10,064,638


STATE

                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE       % OF
                          PROPERTIES    BALANCE ($)       POOL
                        ------------ -------------- ----------
 California                   75      330,957,523       33.55
   Southern California        49      254,582,601       25.81
   Northern California        26       76,374,923        7.74
 Florida                      40       88,052,426        8.93
 Colorado                      4       64,030,723        6.49
 Georgia                      11       59,808,258        6.06
 Pennsylvania                  2       59,390,814        6.02
 Illinois                      2       51,783,552        5.25
 Other(a)                    117      332,311,270       33.69
-----------------------      ---      -----------      ------
 TOTAL:                      251      986,334,566      100.00

(a) Includes 25 states.



PROPERTY TYPE

                        NO. OF        AGGREGATE
                     MORTGAGED     CUT-OFF DATE         % OF
                    PROPERTIES      BALANCE ($)         POOL
                  ------------   --------------   ----------
 Retail                 42        444,639,274         45.08
 Office                125        155,311,163         15.75
 Industrial             10        133,329,816         13.52
 Multifamily            11        113,435,629         11.50
 Self Storage           21         66,878,011          6.78
 Hotel                   4         59,856,268          6.07
 Mixed Use              38         12,884,404          1.31
---------------        ---        -----------        ------
 TOTAL:                251        986,334,566        100.00



MORTGAGE RATE (%)

                        NO. OF      AGGREGATE
                      MORTGAGE   CUT-OFF DATE       % OF
                         LOANS    BALANCE ($)       POOL
                    ---------- -------------- ----------
 4.2000 -- 4.9999        7     130,807,882        13.26
 5.0000 -- 5.3999       12     134,824,764        13.67
 5.4000 -- 5.7999       26     377,757,900        38.30
 5.8000 -- 5.9999       22     110,864,854        11.24
 6.0000 -- 6.1999       16     124,788,543        12.65
 6.2000 -- 7.7300       15     107,290,623        10.88
 4.2000 -- 4.9999       98     986,334,566       100.00
 5.0000 -- 5.3999        7     130,807,882        13.26
 5.4000 -- 5.7999       12     134,824,764        13.67
 5.8000 -- 7.2900       26     377,757,900        38.30
-------------------     --     -----------       ------
 TOTAL:                 22     110,864,854        11.24
-------------------     --     -----------       ------
 Min: 4.2000        Max: 7.2900       Wtd Avg: 5.5751

ORIGINAL TERM TO STATED MATURITY (MOS)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE       % OF
                   LOANS    BALANCE ($)       POOL
              ---------- -------------- ----------
 60 -- 84         15      292,328,406       15.31
 85 -- 120        78      669,763,212       79.59
 121 -- 240        5       24,242,948        5.10
-------------     --      -----------      ------
 TOTAL:           98      986,334,566      100.00
-------------     --      -----------      ------
 Min: 60           Max: 240           Wtd Avg: 106

REMAINING TERM TO STATED MATURITY (MOS)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE       % OF
                   LOANS    BALANCE ($)       POOL
              ---------- -------------- ----------
 57 -- 60          6      134,611,500       13.65
 61 -- 85          9      157,716,906       15.99
 86 -- 120        78      669,763,212       67.90
 121 -- 235        5       24,242,948        2.46
-------------     --      -----------      ------
 TOTAL:           98      986,334,566      100.00
-------------     --      -----------      ------
 Min: 57           Max: 235           Wtd Avg: 104

LOANS WITH RESERVE REQUIREMENTS (a)

                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE         % OF
                      LOANS      BALANCE ($)         POOL
                 ----------   --------------   ----------
 TI/LC (b)       48           595,345,940          79.79
 Replacement     83           748,272,093          75.86
 Tax             77           703,163,723          71.29
 Insurance       70           644,299,844          65.32
 Other (c)       42           522,670,016          52.99
 Engineering     34           367,304,071          37.24

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Percentage based only on portion of pool secured by retail, office and industrial properties.

(c) Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%) (a)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
                  ---------- -------------- ---------
 26.86 -- 45.00        4       50,257,076       5.10
 45.01 -- 50.00        3       98,691,345      10.01
 50.01 -- 55.00        3       12,071,807       1.22
 55.01 -- 60.00        4       69,940,691       7.09
 60.01 -- 65.00        7       30,492,921       3.09
 65.01 -- 70.00       18      169,134,872      17.15
 70.01 -- 75.00       29      205,024,924      20.79
 75.01 -- 80.00       28      326,265,135      33.08
 80.01 -- 80.82        2       24,455,796       2.48
-----------------     --      -----------     ------
 TOTAL:               98      986,334,566     100.00
-----------------     --      -----------     ------
 Min: 26.8%        Max: 80.82%   Wtd Avg: 67.65%

(a) Calculated on loan balances after netting out holdback/LOC amounts for three loans (8.19% of the pool balance).

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)       POOL
                  ---------- -------------- ----------
 0.00 -- 45.00        12      146,383,646       14.84
 45.01 -- 50.00        6       55,190,698        5.60
 50.01 -- 55.00       12       60,149,421        6.10
 55.01 -- 60.00       23      182,197,492       18.47
 60.01 -- 65.00       22      259,782,504       26.34
 65.01 -- 70.00       20      215,519,306       21.85
 70.01 -- 72.27        3       67,111,500        6.80
-----------------     --      -----------      ------
 TOTAL:               98      986,334,566      100.00
-----------------     --      -----------      ------
 Min: 0.00%        Max: 72.27%     Wtd Avg: 57.51%

(a) Calculated on loan balances after netting out holdback/LOC amounts for three loans (8.19% of the pool balance).



DEBT SERVICE COVERAGE RATIOS (X) (a)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
                  ---------- -------------- ---------
 1.176 -- 1.199        1        2,694,396       0.27
 1.200 -- 1.249        3       26,577,483       2.69
 1.250 -- 1.299       11      204,469,919      20.73
 1.300 -- 1.399       29      173,728,066      17.61
 1.400 -- 1.449       13      156,099,156      15.83
 1.450 -- 1.499       10       59,538,231       6.04
 1.500 -- 1.549        7       59,075,211       5.99
 1.550 -- 1.599        5       65,567,629       6.65
 1.600 -- 1.649        2        7,453,766       0.76
 1.650 -- 1.699        3       11,652,599       1.18
 1.700 -- 3.439       14      219,478,110      22.25
-----------------     --      -----------     ------
 TOTAL:               98      986,334,566     100.00
-----------------     --      -----------     ------
 Min: 1.176       Max: 3.439     Wtd Avg: 1.637

(a) Calculated on loan balances after netting out holdback/LOC amounts for three loans (8.19% of the pool balance).

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

V. LOAN GROUP 2 CHARACTERISTICS
   ----------------------------

CUT-OFF DATE BALANCE ($)

                                NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE       % OF
                                 LOANS    BALANCE ($)       POOL
                            ---------- -------------- ----------
 996,892 -- 4,999,999           16       54,676,633       17.96
 5,000,000 -- 9,999,999         14       91,088,076       29.91
 10,000,000 -- 14,999,999        2       23,803,757        7.82
 15,000,000 -- 19,999,999        3       53,406,773       17.54
 20,000,000 -- 24,999,999        2       46,124,744       15.15
 35,000,000 -- 35,389,665        1       35,389,665       11.62
--------------------------- ---------- --------------    ------
 TOTAL:                         38      304,489,648      100.00
--------------------------- ---------- --------------    ------
 Min: 996,892    Max: 35,389,665    Average: 8,012,885

STATE

                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE       % OF
                          PROPERTIES    BALANCE ($)       POOL
                        ------------ -------------- ----------
 California                   9        77,711,498       25.52
   Northern California        4        52,405,444       17.21
   Southern California        5        25,306,055        8.31
 New York                     7        46,511,426       15.28
 Florida                      3        29,727,903        9.76
 Texas                        5        27,245,826        8.95
 Kansas                       1        24,167,939        7.94
 Other States (a)            22        99,125,055       32.55
-----------------------      --        ----------      ------
 TOTAL:                      47       304,489,648      100.00

(a) Includes 17 states



PROPERTY TYPE

                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE       % OF
                          PROPERTIES    BALANCE ($)       POOL
                        ------------ -------------- ----------
 Multifamily            22           198,993,583        65.35
 Manufactured Housing   25           105,496,064        34.65
----------------------- --           -----------       ------
 TOTAL:                 47           304,489,648       100.00



MORTGAGE RATE (%)

                        NO. OF      AGGREGATE
                      MORTGAGE   CUT-OFF DATE      % OF
                         LOANS    BALANCE ($)      POOL
                    ---------- -------------- ---------
 4.2500 -- 4.9999        5       29,313,210       9.63
 5.0000 -- 5.3999        9       79,472,706      26.10
 5.4000 -- 5.7999       12      107,004,568      35.14
 5.8000 -- 5.9999        6       57,516,583      18.89
 6.0000 -- 6.1999        2       11,461,972       3.76
 6.2000 -- 7.7300        4       19,720,608       6.48
-------------------     --      -----------     ------
 TOTAL:                 38      304,489,648     100.00
-------------------     --      -----------     ------
 Min: 4.2500       Max: 7.7300       Wtd Avg: 5.6005

ORIGINAL TERM TO STATED MATURITY (MOS)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE       % OF
                   LOANS    BALANCE ($)       POOL
              ---------- -------------- ----------
 60 -- 84          9       99,442,795       32.66
 85 -- 120        24      147,580,798       48.47
 121 -- 235        5       57,466,054       18.87
-------------     --      -----------      ------
 TOTAL:           38      304,489,648      100.00
-------------     --      -----------      ------
 Min: 60           Max: 144          Wtd Avg: 109

REMAINING TERM TO STATED MATURITY (MOS)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE       % OF
                   LOANS    BALANCE ($)       POOL
              ---------- -------------- ----------
 55 -- 60          6       44,261,521       14.54
 61 -- 84          3       55,181,275       18.12
 85 -- 120        24      147,580,798       48.47
 121 -- 142        5       57,466,054       18.87
-------------     --      -----------      ------
 TOTAL:           38      304,489,648      100.00
-------------     --      -----------      ------
 Min: 55           Max: 142           Wtd Avg: 105

LOANS WITH RESERVE REQUIREMENTS (a)

                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE         % OF
                      LOANS      BALANCE ($)         POOL
                 ----------   --------------   ----------
 Replacement         26        231,424,356         76.00
 Taxes               31        252,448,962         82.91
 Insurance           24        216,056,204         70.96
 Engineering         17        143,577,152         47.15
 Other (b)            2         12,269,863          4.03

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Generally consists of tenant reserves and holdbacks with respect to Manufactured Housing and holdbacks with respect to Multifamily.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
                  ---------- -------------- ---------
 23.18 -- 45.00        5       20,120,199       6.61
 60.01 -- 65.00        1        4,989,902       1.64
 65.01 -- 70.00        6       78,396,465      25.75
 70.01 -- 75.00        4       45,063,957      14.80
 75.01 -- 80.00       22      155,919,125      51.21
-----------------     --      -----------     ------
 TOTAL:               38      304,489,648     100.00
-----------------     --      -----------     ------
 Min: 23.18         Max: 80.00        Wtd Avg: 72.19

LOAN-TO-VALUE RATIO AT MATURITY (%)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
                  ---------- -------------- ---------
 19.19 -- 45.00        5       20,120,199       6.61
 50.01 -- 55.00        1        4,989,902       1.64
 55.01 -- 60.00        4       32,058,901      10.53
 60.01 -- 65.00        5       77,700,700      25.52
 65.01 -- 70.00       19      134,219,592      44.08
 70.01 -- 73.29        4       35,400,354      11.63
-----------------     --      -----------     ------
 TOTAL:               38      304,489,648     100.00
-----------------     --      -----------     ------
 Min: 19.19        Max: 73.29        Wtd Avg: 62.42

DEBT SERVICE COVERAGE RATIOS (X)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)       POOL
                  ---------- -------------- ----------
 1.200 -- 1.249        8       69,580,958       22.85
 1.250 -- 1.299        7       83,671,521       27.48
 1.300 -- 1.399        8       85,079,795       27.94
 1.400 -- 1.449        3       16,123,931        5.30
 1.450 -- 1.499        1        5,983,158        1.96
 1.500 -- 1.549        1        5,276,290        1.73
 1.650 -- 1.699        1        1,489,296        0.49
 1.700 -- 5.717        9       37,284,698       12.24
-----------------      -       ----------      ------
 TOTAL:               38      304,489,648      100.00
-----------------     --      -----------      ------
 Min: 1.200        Max: 5.717        Wtd Avg: 1.479

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1

VI. LARGE LOAN DESCRIPTION
    ----------------------


                   TEN LARGEST LOANS OR CROSSED LOAN GROUP(3)




   LOAN
   NO.                PROPERTY NAME                 CITY        STATE    PROPERTY TYPE
--------- ------------------------------------ -------------- --------- ---------------
      1.  AFR/Bank of America Portfolio (2)        Various     Various  Various
      2.  Lee Park                              Conshohocken      PA    Industrial
      3.  Arapahoe Crossings Shopping Center       Aurora         CO    Retail
      4.  Paradise Point Resort and Spa           San Diego       CA    Hotel
   5/6    Metropolitan Apartments I and II         Atlanta        GA    Multifamily
      7.  Shoppes at Grand Prairie                 Peoria         IL    Retail
      8.  Elmwood Shopping Center                  Harahan        LA    Retail
      9.  Palma Sorrento Apartments               San Jose        CA    Multifamily
     10.  Devonshire Reseda Shopping Center      Northridge       CA    Retail
     11.  Hanford Mall                             Hanford        CA    Retail
          TOTAL/WEIGHTED AVERAGES



                                        % OF
                                     APPLICABLE
   LOAN    CUT-OFF DATE     % OF        LOAN       UNITS/       LOAN PER                CUT-OFF DATE    BALLOON
   NO.        BALANCE       POOL       GROUP         SF         UNIT/SF      DSCR (1)      LTV (1)      LTV (1)
--------- -------------- ---------- ----------- ----------- --------------- ---------- -------------- -----------
      1.   $ 75,000,000      5.81%      7.60%    7,774,995  $      43.73        1.92x       47.24%        39.64%
      2.     55,905,355      4.33%      5.67%      599,807  $      93.21        1.29x       78.19%        67.10%
      3.     49,844,943      3.86%      5.05%      466,106  $     106.94        1.56x       66.91%        55.79%
      4.     47,000,000      3.64%      4.77%          462  $ 101,731.60        3.44x       35.07%        30.92%
    5/6       6,500,000      3.60%      4.71%          708  $  65,677.97        2.53x       56.43%        56.43%
      7.     42,821,547      3.32%      4.34%      333,810  $     128.28        1.26x       77.89%        72.27%
      8.     37,000,000      2.87%      3.75%      457,910  $      80.80        1.45x       73.27%        61.47%
      9.     35,389,665      2.74%     11.62%          274  $ 129,159.36        1.35x       69.26%        61.94%
     10.     30,975,044      2.40%      3.14%      182,599  $     169.63        1.30x       76.01%        64.73%
     11.     30,000,000      2.32%      3.04%      323,269  $      92.80        1.50x       68.18%        63.02%
           $450,436,554     34.90%                                              1.81x       63.09%        55.59%

(1) With respect to the AFR/Bank of America Portfolio Mortgage Loan, the principal balance of the mortgage loan or mortgage loans pari passu with such mortgage loan are included in the calculation of the DSCR and LTV Ratios. With respect to the Paradise Point Mortgage Loan, the principal balance of the Paradise Point B Note is not included in the calculation of the DSCR and LTV Ratios. With respect to the Shoppes at Grand Prairie Mortgage Loan, calculated based on principal loan balance, as of the Cut-off Date or Maturity Date, as applicable, after netting out a cash holdback reserve of $1,540,000.



(2) The Underwritten NCF for the AFR/Bank of America Portfolio Loan does not include income relating to the Shadow Occupied Release Space. If such income were included, the Underwritten DSCR would be 2.24x.



(3) Except for the mortgage loan identified as Loan No. 9 on Annex A-1 to this prospectus supplement, all of the mortgage loans represented in this table are part of loan group 1.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO
                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%


[GRAPHIC OMITTED]


   Jacksonville Center Office Park, Jacksonville, FL


                                            [GRAPHIC OMITTED]

                                     231 South LaSalle Street, Chicago, IL

[GRAPHIC OMITTED]

         1007 Knight Street, Richland, WA




[GRAPHIC OMITTED]


         128 South Washington Street, Albany, GA

[GRAPHIC OMITTED]

         Bank of America Center, Phoenix, AZ



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO


                                                     TMA BALANCE:  $75,000,000
                                                     TMA DSCR:     1.92x
                                                     TMA LTV:      47.2%


                            MORTGAGE LOAN INFORMATION
  LOAN SELLER:              GACC
  LOAN PURPOSE:             Acquisition
  SHADOW RATING (S&P /
    MOODY'S / FITCH):       A+ / A2 / A
  ORIGINAL TMA BALANCE:     $75,000,000
  CUT-OFF TMA BALANCE:      $75,000,000
  % BY INITIAL UPB:         5.81       %
  INTEREST RATE:            5.489117647%
  PAYMENT DATE:             1st of each month
  FIRST PAYMENT DATE:       January 1, 2004
  MATURITY DATE:            December 1, 2013
  AMORTIZATION:             Interest only until June 1, 2005. Thereafter
                            monthly amortization on 27.5 year
                            schedule.
  CALL PROTECTION:          Defeasance permitted on and after
                            December 23, 2005. On and after August
                            1, 2013, prepayment can be made without
                            penalty.
  SPONSORS:                 American Financial Realty Trust ("AFR")
  BORROWER:                 First States Investors 5000A, LLC
  ADDITIONAL FINANCING:     Three pari passu notes with an aggregate
                            principal balance of $265,000,000 and a
                            $100,000,000 subordinate note, held
                            outside the trust.
  LOCKBOX:                  Hard
  INITIAL RESERVES:         Bank of America lease
                            reserve:                     $11,126,072
                            Tax:                         $ 3,201,064
                            Engineering:                 $ 2,184,169
                            Insurance:                   $   637,117
                            Environmental:               $   300,000
                            TI/LC:                       $   205,965

  MONTHLY RESERVES(1):      Tax:                         $   318,078
                            Insurance:                   $   190,905
                            Replacement:                 $    54,468
                            TI/LC:                       $    86,110

-----------------
1.  Third party tenants only -- BofA is NNN lease.


                     FINANCIAL INFORMATION
                                     TRUST
                                   MORTGAGE        FIRST
                                    ASSET(2)      MORTGAGE
                                 ------------   -----------
  LOAN BALANCE / SQ.FT.:         $ 43.73        $ 56.59
  MATURITY BALANCE / SQ.FT.:     $ 36.70        $ 47.46
  LTV:                           47.2%          61.1%
  BALLOON LTV:                   39.6%          51.3%
  DSCR:                          1.92x3         1.49x3


                           PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:      Portfolio
  PROPERTY TYPE:                 Office buildings, operation
                                 centers and bank branches.
  COLLATERAL:                    138 fee properties, 5 fee and
                                 leasehold properties, 9 leasehold
                                 properties.
  LOCATION:                      The properties are located in 19
                                 states.
  YEARS BUILT:                   Various (1875 -- 1997)
  YEARS RENOVATED:               Various (1960 -- 2003)
  TOTAL PORTFOLIO AREA:          7,774,995 sq. ft.
  PROPERTY MANAGEMENT:           First States Management Corp.,
                                 LLC and sub-managed by
                                 Trammell Crow, Jones Lang and
                                 Lincoln Harris
  PORTFOLIO OCCUPANCY (AS OF
    09/15/03):                   86.39%
  PORTFOLIO UNDERWRITTEN NET
    CASH FLOW:                   $46,007,301(3)
  PORTFOLIO APPRAISED VALUE:     $719,705,000
  APPRAISAL DATES:               Various (4/29/03 -- 6/27/03)

-----------------
2. The subject $75,000,000 loan represents the A-2 note in a total of $340,000,000 investment grade senior note. An A-1, A-3 and A-4 note are not included in the trust and are pari passu with the A-2 note, and a B-note (with a cut-off date loan amount of $100,000,000) is subordinate to the A notes. All Loan Balance/Sq.Ft; LTV; Balloon LTV; and DSCR calculations are based on the senior note.

3. Does not include income relating to the Shadow Occupied Release Space (as defined under "The Properties" below). If such income were included, TMA Underwritten NCF, TMA Underwritten DSCR and First Mortgage DSCR would be $53,645,125, 2.24x and 1.73x, respectively.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO


                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%




THE AFR PORTFOLIO


THE LOAN. The AFR Portfolio Loan is secured by a first mortgage on a 152 property portfolio of office buildings, operation centers and bank branches. The subject $75,000,000 loan is one of four pari passu loans totaling $340,000,000. The remaining three A-notes, totaling $265,000,000, (shadow rated A+, A2 and A by S&P, Moody's and Fitch, respectively) have the same interest rate, maturity date and amortization term as the subject loan and are held outside of the trust. There also exists an investment grade subordinate B-note of $100,000,000 (shadow rated BBB-, Baa3 and BBB- by S&P, Moody's and Fitch, respectively, outside of the trust. The loan provides for monthly payments of interest only until June 1, 2005, and thereafter monthly payments of principal and interest based on a 330 month schedule. Based on the acquisition cost of the portfolio for $752,868,160, the Borrower will have $314,624,356 of hard equity remaining in the deal.


THE BORROWER. The borrower, First States Investors 5000A, LLC, is a single-purpose, bankruptcy-remote entity, for which a non-consolidation option was obtained. The sponsor of the borrower is American Financial Realty Trust. American Financial Realty Trust (NYSE: AFR), headquartered in Jenkintown, Pennsylvania is a newly organized, self-administered and self-managed real estate investment trust (REIT) led by its CEO, Nick Schorsch and its chairman, Lewis Raineri. AFR is engaged in the acquisition of corporate owned real estate assets, primarily multi-tenant office buildings and single-tenant bank branches, leased to financial institutions. AFR provides property management, brokerage, leasing, project management and other services to its properties. AFR's high credit client base includes many of the largest financial institutions in the country including Bank of America, Wachovia Bank, Citibank, Sovereign Bank, and KeyBank as well as other large regional institutions. Including transactions under contract, the Company's portfolio consists of 592 office buildings and bank branches aggregating 16.6 million rentable sq. ft.


As of June 30, 2003 the Company had total assets of $2.032 billion of which total real estate investments consisted of $1.446 billion. AFR had total liabilities of $948.730 million, total shareholder's equity of $1.050 billion and minority interest of $33.521 million for the same period.


THE PROPERTIES. The AFR/Bank of America properties consist of the borrower's fee interests in 138 properties, fee and leasehold interests in five properties and leasehold interest in nine properties, which together contain 7,774,995 sq. ft. of space. The assets consist of 93 office properties, 47 bank branches and 12 operations centers located across the US in 19 states. Approximately 87% of the net cash flow from the properties is from the Bank of America master lease with the balance from various third party tenants. The assets range in size from 10,067 to 1,027,783 sq. ft.. The assets are located in a range of markets across the country. In total, the assets are located in the following 19 states: Arkansas, Arizona, California, Florida, Georgia, Idaho, Illinois, Kansas, Maryland, Missouri, Nevada, New Mexico, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia and Washington. Approximately 76.8% (5,972,887sf) of the portfolio's space is master leased by Bank of America, N.A. (rated Aa2, A+ and AA by Moody's, S&P and Fitch, respectively).


The AFR/Bank of America Portfolio properties are subject to a twenty-year master lease between the borrower and Bank of America, N.A. The lease commenced on June 30, 2003, and terminates June 30, 2023, subject to six (6) successive renewal periods of five (5) years each. Of the total 5,972,887 sq. ft. covered under the master lease, 5,168,907 sq. ft. is deemed "Leased Premises" and is leased to Bank of America, N.A. for the full term of 20 years under the master lease. Under the terms of the master lease, Bank of America, N.A. is required to pay base rent ("Annual Basic Rent"), plus additional rent consisting of its pro rata share of operating expenses, taxes and insurance, on the Leased Premises. Annual Basic Rent is subject to the following escalations:


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO


                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%




 LEASE YEARS  INCREASE FACTOR   ANNUAL BASIC RENT FACTOR
------------ ----------------- --------------------------
     1-5            NA               $  8.61
     6-10          1.015             $  8.7392
    11-15          1.015             $  8.8703
    16-20          1.015             $  9.0033
    21-25          1.110             $  9.9937
    26-30          1.050             $ 10.4934
    31-35          1.050             $ 11.0181
    36-40          1.050             $ 11.5690
    41-45          1.050             $ 12.1474
    46-50          1.050             $ 12.7548

In addition to the Leased Premises, the master lease provides for approximately 803,980 sq. ft. of "Shadow Occupied Release Space." At any time prior to June 30, 2004, Bank of America may advise the landlord of its election to (i) vacate all or a portion of the Shadow Occupied Release Space as of a date not later than December 31, 2004, (ii) add all or a portion of the Shadow Occupied Release Space to lease as short term expansion space, or (iii) add all or a portion of the Shadow Occupied Release Space to the lease as additional Leased Premises for the balance of the term of the lease. If Bank of America elects to add the Shadow Occupied Space to its Leased Premises, it has the right to surrender up to an additional 125,000 sq. ft. of space to the landlord, subject to certain restrictions. The master lease generally provides Bank of America, N.A. with rights of first refusal to the extent any of the mortgaged properties are sold by the borrower. The cash flow associated with the Shadow Occupied Release Space was not included in the underwritten NCF and underwritten DSCR.


Approximately 9.6% of the space is leased to third party tenants. The overall vacancy rate of the portfolio is 13.6%. The following table shows certain information regarding the ten largest tenants of the AFR/Bank of America Portfolio Properties:



                             TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(3)
                                                                                  % OF TOTAL
                                                                    ANNUALIZED   ANNUALIZED
                                                          % OF       U/W BASE     U/W BASE       RENT/
                TENANT                        SF       TOTAL SF        RENT         RENT         SF       LEASE EXPIRATION
  BANK OF AMERICA(4)                     5,972,887(4)    76.8%(4)  $44,504,289       77.8%   $  8.61        6/30/2023(4)
  CALIFORNIA PACIFIC MEDICAL                77,276        1.0        2,086,452        3.6    $ 27.00        1/31/2012
  CALIFORNIA STATE COMPENSATION FUND        55,043        0.7        1,154,075        2.0    $ 20.97        7/31/2007
  HQ GLOBAL WORKPLACES                      27,666        0.4          672,057        1.2    $ 24.29        3/18/2009
  ODELL ASSOCIATES, INC.                    48,777        0.6          627,272        1.1    $ 12.86        2/28/2014
  CHERRY BAKAERT HOLLAND LLP                23,758        0.3          534,080        0.9    $ 22.48        9/30/2011
  LEMASTER AND DANIELS                      24,866        0.3          472,454        0.8    $ 19.00        5/31/2012
  MOSS ADAMS, LLP                           21,283        0.3          388,037        0.7    $ 18.23        7/31/2011
  MORRIS YORK WILLIAMS                      16,511        0.2          363,244        0.6    $ 22.00        11/10/2006
  POTLACH CORP.                             18,363        0.2          362,637        0.6    $ 19.75        8/31/2007
                                        ----------       -------   -----------       ----    -------
  TOP TEN TOTALS                         6,288,430       80.9%     $51,164,596       89.4%   $  8.14

3. Annualized Underwritten Base Rent excludes vacant space.

4. Includes 803,890 of shadow occupied space. Rent/SF is weighted average of Rent/SF for Leased Premises ($8.61) and Rent/SF for Occupied Release Premises ($9.50).

5. Based on markets rents from CB Richard Ellis appraisals.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%

The following table shows certain information regarding the five largest properties of the AFR/Bank of America Portfolio Properties:

                                          FIVE LARGEST ASSETS BASED ON SQUARE FOOTAGE
                                                                                                        NRSF      APPROXIMATE %
                                                                                                     LEASED TO   OF NRSF LEASED
                                                                       YEAR(S) BUILT /     OVERALL    BANK OF      TO BANK OF
              PROPERTY NAME                 LOCATION         NRSF         RENOVATED      OCCUPANCY    AMERICA       AMERICA
 JACKSONVILLE CENTER OFFICE PARK     Jacksonville, FL     1,217,260     1990 / NAP          94.5%   1,149,685         94.4%
 BANK OF AMERICA CENTER              Chicago, IL          1,027,783   1923 / ongoing        87.3%     871,131         84.8%
 BANK OF AMERICA CENTER -- PHOENIX   Phoenix, AZ            507,559  1989, 1995 / NAP       75.5%     383,076         75.5%
 VAN NESS & MARKET                   San Francisco, CA      481,064     1959 / 1989         85.3%     277,524         57.7%
 525 N. TRYON ST-ODELL BUILDING      Charlotte, NC          413,407     1996 / NAP         100.0%     271,335         65.6%
                                                          ---------                        -----                      ----
 TOTAL / WTD. AVERAGE:                                    3,367,073                         89.2%   2,952,751         80.9%

JACKSONVILLE CENTER OFFICE PARK, JACKSONVILLE, FLORIDA (1,217,260 SQ. FT.; 15.66% OF PORTFOLIO)

              PROPERTY NAME                PROPERTY TYPE         SQ. FT.        # OF STORIES
 JACKSONVILLE OPS. CENTER #100               Office             233,311            10
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER #200               Office             122,666            5
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER #300               Office             113,861            5
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER #400               Office             172,511            5
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER #500               Office             116,749            2
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER #600               Office             295,895            2
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER #700               Office             118,963            5
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER SCHOOL             Office              21,879            1
-------------------------------------------------------------------------------------
 JACKSONVILLE OPS. CENTER DAY CARE           Office              21,425            1
-------------------------------------------------------------------------------------
 TOTAL                                                        1,217,260
-------------------------------------------------------------------------------------


PROPERTY INFORMATION

The Jacksonville Center is an office park located at 9000 Southside Boulevard in Jacksonville, Florida. Bank of America is the fourth largest private employer in Jacksonville. The office park consists of six Class A office buildings (#100, 200, 300, 400, 500, and 700), one operations center, a one-story daycare center, a one story preschool and a parking garage which are 99% leased to Bank of America. The office complex serves as Bank of America's regional operations center for the State of Florida. The office complex was built in 1990, and is comprised of 90.08 acres of land.

The six office buildings contain approximately 878,061 sq. ft. The operations center contains approximately 295,895 sq. ft.; the daycare center building (operated by Bright Horizons Daycare) contains approximately 21,425 sq. ft; and the preschool building (preschool/school facility operated by Duval county) contains approximately 21,879 sq. ft. The buildings and office park are well designed to accommodate multiple tentants.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%




MARKET


The properties are included in the Southside submarket of Jacksonville. The Southside market has the largest inventory of office space and comprises 55% of the market's total supply. For the 1st Quarter 2003, occupancy for the Jacksonville office market was 80.6% and occupancy for the Southside submarket was 80.1%. Comparable office properties have an average occupancy of 88.4%. The office market supply has increased by over 3.7 million sq. ft. over the past three years and vacancies in the overall market have been increasing from a rate of 14.05% in 2000 to the current level of 19.37%. The Southside submarket has historically had the strongest levels of leasing, absorption and construction. The Southside submarket has posted positive absorption for the past six years and this trend is expected to continue.


Based on the appraisal's survey of most comparable properties, rental rates ranged from $16.50 to $19.00 psf on a gross basis with an average of $17.42 psf. The subject is leased on a triple net basis and the appraisal's triple net market rent is approximately $11.00 psf. All of the properties under the BofA master lease pay rent equal to $8.61 per square foot.


231 S. LASALLE STREET, (BANK OF AMERICA CENTER), CHICAGO, ILLINOIS (1,027,783 SQ. FT.; 13.22% OF PORTFOLIO)

PROPERTY INFORMATION

The Bank of America Center is a 23-story, 1,027,783 sq. ft. office building located in the Central Loop at 231 South LaSalle Street in Chicago, Illinois. The building is 85% occupied by Bank of America and has an overall occupancy rate of 87.30%. The building can be easily converted into multi-tenant space. The ground level retail arcade runs through the entire building with entrances on Clark, Jackson, and LaSalle Street. The building was built in 1923 and has been renovated several times, including an extensive renovation in 1999.


The building is situated on a 1.38 acre parcel with frontage along LaSalle Street to the west, Jackson Street to the south, Clark Street to the east, and Quincy Street to the north. The subject is located in the Central Loop with neighborhood access provided by the "L" train, one block northwest of the subject; the Northwestern Train Station and Union Station; and freeway access via Congress Parkway, where the I-290, I-90/94 interchange is located.


MARKET


The Property is included within the Central Loop submarket of Chicago. The Central Loop submarket has the largest inventory of office space and comprises 40.89% of the Chicago central business district market total supply. Comparable office properties have an average occupancy of 86.15%. Vacancy rates have been increasing since 2001 due to expanding office supply combined with business consolidations and a slowdown in the economy. Three new buildings are under construction in the market. However within the Central Loop submarket there has been only one recent development, the 1.4 million sq. ft. Dearborn Center completed in 2002.


Based on the appraisal's survey of comparable properties, rental rates range from $25.00 to $30.00 psf on a gross basis. Since the subject is structured as triple net, the appraisal's concluded market rent of $15.00 psf is lower to adjust for expenses that are separately reimbursed. All of the properties under the BofA master lease pay rent equal to $8.59 psf. Per the appraisal, retail rental rates for the subject are estimated at $40 psf.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%



BANK OF AMERICA CENTER (PHOENIX, AZ) (507,559 SQ. FT.; 6.53% OF PORTFOLIO)


                  PROPERTY NAME                   PROPERTY TYPE        SQ. FT.        # OF STORIES
--------------------------------------------------------------------------------------------------
 CATALINA -- BANK OF AMERICA CENTER                 Office            170,151            2
--------------------------------------------------------------------------------------------------
 MARICOPA -- BANK OF AMERICA CENTER                 Office             62,482            3
--------------------------------------------------------------------------------------------------
 MCDOWELL -- BANK OF AMERICA CENTER                 Office             62,469            3
--------------------------------------------------------------------------------------------------
 SOUTH MOUNTAIN -- BANK OF AMERICA CENTER           Office            150,000            2
--------------------------------------------------------------------------------------------------
 CAMELBACK -- BANK OF AMERICA CENTER                Office             62,457            3
--------------------------------------------------------------------------------------------------
 TOTAL                                                                507,559
--------------------------------------------------------------------------------------------------

PROPERTY INFORMATION

The Bank of America Center is a five building office campus located at 1825 East Buckeye Road in Phoenix, Arizona. The buildings were built between 1989 and 1995. The entire campus parcel is generally rectangular in shape and has frontage on the south side of Buckeye Road.

The campus is less than one mile from I-10, I-17 and Route 51, granting access from the entire metropolitan area. The Phoenix Sky Harbor International Airport is adjacent to the property. Ingress and egress is available to the site via curb cuts along Buckeye Road and Sky Harbor Circle. The campus is encumbered by a 65-year ground lease with the City of Phoenix that commenced July 1, 1988. The ground rent through June 30, 2008 is $0.26 psf and increases to $0.52 psf for the remainder of the term.

MARKET

The Property is located in the Airport Area submarket as defined by the appraiser. The submarket includes 42 office buildings in excess of 10,000 sq. ft. and a total leaseable area of nearly 3.4 million sq. ft. The total submarket vacancy at year-end 2002 was 20.2%, representing a decrease from the year-end 2001 level of 21.4%. Based on the appraisal's survey of comparable properties, rental rates range from $15.00 to $21.50 psf on a gross basis and the market average is approximately $19.00 psf. The subject properties are leased on a triple net lease basis and the appraisals concluded that the triple net market rent is approximately $12.00 psf. All of the properties under the BofA master lease pay rent equal to $8.61 psf. The market survey performed revealed that leases generally range from three to ten years, market wide, with an average of approximately five years.


VAN NESS & MARKET, SAN FRANCISCO, CALIFORNIA (481,064 SQ. FT.; 6.19% OF
PORTFOLIO)

PROPERTY INFORMATION

Van Ness & Market is a 481,064 sq. ft., eight-story urban office building built in 1959 and renovated in 1989. The asset is situated on a 1.49 acre site at the intersection Van Ness and Market Street in the San Francisco central business district. Van Ness is a major north-south roadway running through the San Francisco central business district; Market Street is the major roadway running northeast to southwest through the San Francisco central business district.

Currently the building is 85.30% leased by five tenants including: Bank of America, California Pacific Medical Center (one of the largest private, not-for-profit, academic medical center in Northern California and an affiliate of Sutter Health), State Compensation Insurance, George's Sundries and Jitters and Shakes. The largest tenant is Bank of America, occupying 57.7% of the building, or 277,524 sq. ft. Of the net rentable square footage, 4,539 sq. ft. is retail (0.9% of total NRA and located on the first floor).

MARKET

The property is located within the central business district of San Francisco at the nexus of numerous thorough-fares, which allow for easy access to I-80 and US 101 and the BART transit system (actual stop is 2.5 blocks away on Market St).

The San Francisco office market currently consists of approximately 79 million sq. ft. and had a vacancy rate of 18.7% in the first quarter 2003. The Class A vacancy rate in San Francisco is currently 19.9%. The San Francisco office market had an

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%



average Class A asking rate of $26.84 psf gross during the first quarter 2003. Rent comparables indicate rents in the range of $20.00 psf to $35.04 psf gross. Recently signed leases at the subject have an average asking rent of $23.96 psf gross. All of the properties under the BofA master lease pay rent equal to $8.61 psf. Retail vacancy rates are in the 5% - 15% range with ground floor rents between $20.00 psf and $50.00 psf on leased on a triple-net basis.


525 NORTH TRYON STREET, THE ODELL BUILDING, CHARLOTTE, NORTH CAROLINA (413,407 SQ. FT.; 5.32% OF PORTFOLIO)

PROPERTY INFORMATION

The Odell Building is a twenty-story, 413,407 square foot Class A office building located at 525 North Tryon Street in Charlotte, North Carolina. Tryon Street is one of the two primary streets in downtown and the subject is located in a strong portion of the street in terms of quality of surroundings, traffic and appeal. The Charlotte central business district is the city's largest office submarket representing approximately 40% of the office market supply. BofA leases approximately 65.6% of the building's net rentable area and is Charlotte's fourth largest employer. Approximately 100% of the building is leased to BofA and other tenants including: Odell Associates, Inc., a nationally recognized architectural firm which designed the building, and Alliance National, a national operator of executive office suites.

MARKET

Charlotte's economy is driven by a number of industries including: consumer services, retail, and financial services. There has been a continued, strong increase in the area population during the last two decades, which is projected to continue. During the ten year period between 1990 and 2000 the Charlotte MSA population grew by 29.05%.

The subject property is located in the Charlotte central business district where there is almost no vacant land available for construction. The city of Charlotte is located in central Mecklenburg County. Average to excellent quality office buildings in the Class A and B categories surround the subject. The Charlotte central business district has expanded primarily along College and Tryon Streets. These streets have been improved with most of the high quality Class A office development.

For the first quarter of 2003, occupancy for the Downtown submarket was 90.7% and the mean asking rent was $22.24 psf, with base year expense stops. Based on the appraisal survey of most comparable properties, rental rates ranged from $16.00 to $25.00 psf with most clustering in the $20.00 to $23.00 psf range. These leases were on a base year expense reimbursement method where the tenant reimburses the landlord for taxes, insurance, and general operating expenses over a base year stop.

PROPERTY MANAGEMENT. The properties are managed by First States Management Corp., LLC and sub-managed by Trammell Crow, Jones Lang and Lincoln Harris.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. $100,000,000 investment grade B-Note held outside of the trust. See "Description of the Mortgage Pool -- The AFR/Bank of America Portfolio Loan," in the Prospectus Supplement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

RELEASE PROVISIONS. At any time during the term of the loan, the borrower may obtain the releases of one or more of 13 designated AFR/Bank of America Portfolio Properties, as described in the table below. If the release occurs after December 23, 2003, the borrower is required to defease with U.S. Treasuries. Any such prepayments will be allocated pro rata to the AFR/Bank of America Portfolio Mortgage Loan, the AFR/Bank of America Portfolio Senior Companion Loans, and the AFR/Bank of America Portfolio B Note, other than upon an event of default, after which all principal payments will be applied pro rata to the AFR/Bank of America Portfolio Loan and the AFR/Bank of America Portfolio Senior Companion Loans, and the AFR/Bank of America Portfolio B Note will not receive any such principal repayments.

At any time after December 23, 2003, the borrower may obtain a release of any of the AFR/Bank of America Portfolio properties, subject to confirmation that after giving effect to such release, the debt service coverage ratio for the AFR/Bank of America Portfolio Whole Loan will not be less than the greater of
(A) 1.54x and (B) the sum of (1) 1.54x plus (2) 70% of the

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%


positive difference, if any, between (x) the debt service coverage ratio on the applicable release date and (y) 1.54x, and after giving effect to such property release, the aggregate release amounts may not exceed $150,000,000, unless the borrower delivers confirmation from each of the rating agencies that such defeasance will not result in the downgrade, qualification or withdrawal of any rating then assigned to a class of certificates by such rating agency.


The release price that is required to be paid for any release property with an allocated loan amount will be:




                                          RELEASE PRICE
 TOTAL AMOUNT PREPAID/DEFEASED     (% OF ALLOCATED LOAN AMOUNT)
-------------------------------   -----------------------------
      $60,000,000 or less         110.0%
   $60,000,000 - $100,000,000     117.5%
     more than $100,000,000       125.0%

The release price that is required to be paid for any release property that has no allocated loan amount will be the lesser of (i) the actual consideration received by the borrower from Bank of America in the event such individual property is transferred by the borrower to Bank of America and (ii) 50% of the closing date appraisal value of the release property.


Designated Release Property List:

                                                              ALLOCATED LOAN        RELEASE
           PROPERTY                  CITY        STATE           AMOUNT            PRICE
 ONE SOUTH VAN NESS         San Francisco         CA      $43.9MM              $48.3MM
 500 ELLINWOOD WAY          Pleasant Hill         CA       $3.5MM               $3.9MM
 5875 N.W. 163RD STREET     Miami Lakes           FL       $9.3MM              $10.2MM
 18305 BISCAYNE BLVD.       N. Miami Beach        FL       $3.1MM               $3.4MM
 801 MAIN STREET            Lynchburg             VA       $1.3MM               $1.4MM
 204 EAST RUSH              Harrison              AR       $0.6MM               $0.7MM
 606 BROAD STREET           South Boston          VA       $0.4MM               $0.5MM
 11755 BISCAYNE BLVD.       N. Miami              FL       $1.1MM               $1.2MM
 128 S. WASHINGTON ST.      Albany                GA       $0.7MM               $0.8MM
 102 E. FRONT ST.           Port Angeles          WA       $0.6MM               $0.7MM
 7680 GIRARD AVENUE         La Jolla              CA       $3.0MM               $3.3MM
 231 S. RIDGEWOOD DR.       Sebring               FL       $0.6MM               $0.7MM
 3415/17 EASTERN AVE.       Baltimore             MD       $0.5MM               $0.6MM
                                                          -------              -------
 TOTAL                                                    $55.0MM              $60.0MM



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          AFR/BANK OF AMERICA PORTFOLIO

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%



[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                    LEE PARK

                                                       TMA BALANCE:  $75,000,000
                                                       TMA DSCR:     1.92x
                                                       TMA LTV:      47.2%

[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                    LEE PARK
                                                           BALANCE:  $56,000,000
                                                           DSCR:     1.29x
                                                           LTV:      78.2%



                    MORTGAGE LOAN INFORMATION
  LOAN SELLER:                  GACC
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $56,000,000
  CUT-OFF PRINCIPAL BALANCE:    $55,905,355
  % BY INITIAL UPB:             4.33%
  INTEREST RATE:                6.350%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           December 1, 2003
  MATURITY DATE:                November 1, 2013
  AMORTIZATION:                 360 months
  CALL PROTECTION:              Lockout for 24 months from securitization date,
                                then defeasance is permitted. On and after
                                August 1, 2013, prepayment can be made without
                                penalty.
  SPONSOR:                      Preferred Real Estate Investments, Inc.
  BORROWER:                     Lee Park Investors, L.P.
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Tax:                $198,529
                                Boiler House:       $93,750
                                Debt Service(2):    $2,200,000
                                Insurance:          $22,953
                                TI/LC(1):           $2,400,000
                                Engineering:        $7,500

  MONTHLY RESERVES:             Tax:                $37,977
                                TI/LC:              $53,264
                                Replacement:        $9,260
                                Insurance:          $7,651
                                Cash Flow Sweep(3): $250,000
                                Ground Rent:        $5,100

-----------------
(1) Upfront TI/LC reserve taken for leases set to expire prior to or on 12/31/04 for DEP and Synergy. After 12/31/04 any amounts remaining in this reserve will go to the primary rollover reserve.

(2) Debt service reserve taken for six months principal and interest payments.

(3)   Cash flow sweep for tenants vacating prior to 12/31/04.








            FINANCIAL INFORMATION
  LOAN BALANCE / SQ.FT.:      $93.21
  BALLOON BALANCE /           $79.99
  LTV:                        78.2  %
  BALLOON LTV:                67.1  %
  DSCR:                       1.29 x


                            PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Industrial
  COLLATERAL:                     Fee & Leasehold interest in an office and
                                  warehouse / distribution facility.
  LOCATION:                       Conshohocken, PA
  YEAR BUILT / RENOVATED:         1928 / 2002
  TOTAL AREA:                     599,807 sq. ft.
  PROPERTY MANAGEMENT:            Preferred Asset Management
                                  LLC, an affiliate of the Borrower.
  OCCUPANCY (AS OF 10/03/03):     98.74%
  UNDERWRITTEN NET CASH FLOW:     $5,412,075
  APPRAISED VALUE:                $71,500,000
  APPRAISAL DATE:                 6/17/03



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                    LEE PARK


                                                           BALANCE:  $56,000,000
                                                           DSCR:     1.29x
                                                           LTV:      78.2%


THE LEE PARK LOAN

THE LOAN. The Lee Park loan is secured by a first mortgage on the fee and leasehold interest in a 4-building, 599,807 sq. ft., office and warehouse/distribution facility located in the town of Conshohocken (Whitemarsh Township), Pennsylvania, approximately 2.8 miles northwest of Philadelphia. The collateral for the loan includes the borrower's fee simple interest in 26.8 acres improved with three buildings totaling 593,238 square feet and the borrower's leasehold interest in 8.4 acres improved with a 7,000 square foot building.

THE BORROWER. The borrower, Lee Park Investors, L.P., is a single-purpose, bankruptcy-remote entity with an independent director and for which a non-consolidation opinion was obtained. The sponsor of the loan is Preferred Real Estate Investment, Inc., a suburban Philadelphia based real estate investment and management company that specializes in the redevelopment and adaptive re-use of existing buildings. The key principals are Michael O`Neill and Erik Kolar, CEO and President of the sponsor, respectively. Formed in 1992, Preferred is one of the largest privately held real estate companies in the Mid-Atlantic region. It currently owns 30 commercial and industrial properties totaling 7.0 million sq. ft. of space.

Preferred Real Estate Investments, Inc. is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. The collateral for the loan includes the fee simple interest in three buildings totaling 593,238 sq. ft. and the leasehold interest in a 7,000 sq. ft. building. The ground lease expires in 2032 and has two renewal terms (one for 18 years and one for 15 years) which can extend the expiration date until 2065 at lessee/sponsor's option.

The sponsor purchased the property in 1990 and converted the industrial buildings to attractive office and warehouse space. Since acquisition, the sponsor has aggressively reconfigured and renovated the existing spaces to match market demand and maximize rents and the sponsor's total basis in the property is now $61.3MM. In its most recent effort to maximize the property's income producing potential, a $14 million renovation began in early 2002, which included the removal of one building, the substantial renovation of another, the conversion of a portion of flex/warehouse space to office space, and the conversion of a portion of warehouse space to flex space. The renovation also included upgrades to bathrooms, common area lobbies and conference rooms, facade and window repair/replacement, and general site work and landscaping. The improvements now consist of (i) a 4-story, 402,171 sq. ft. office building known as the Lee Building (ii) a three-story 17,000 sq. ft. building known as the Boiler House Building (iii) a one-and two-story, 174,067 sq. ft. warehouse building called the Pavillion, and (iv) three story building called the Mansion (7,000 sq. ft.), a converted residence that is occupied by a law firm. The buildings offer a variety of floorplans and can accommodate both large and small space users.

GROUND LEASE. The loan is partially secured by a leasehold mortgage on the borrower's interest under a ground lease. All standard covenants, representations and warranties were made in the mortgage and the ground lease with respect to the leasehold interest. The ground lease term expires in 2065.

SIGNIFICANT TENANTS. The buildings are occupied by a variety of tenants ranging from large corporate users to small service-related firms that cater to the local population (approximately 80 tenants overall excluding two tenants that lease antenna space). Approximately 69.0% of NRA and 89.6% of GPR is represented by office space, 29.7% of NRA and 12.8% of gross potential rent ("GPR") is represented by warehouse/storage space, and 1.3% of NRA and 0.13% of GPR is represented by retail space. The largest tenants are (1) The Department of Environmental Protection (70,668sf (office); 11.78% of NRA; 15.23% of GPR),
(2) Synygy (54,624sf (office); 9.10% of NRA; 11.72% of GPR), (3) National Label Company (54,386sf (warehouse); 9.10% of NRA; 2.16% of GPR, and (4) Library Video (45,781sf; (warehouse); 7.63% of NRA; 1.65% of GPR). None of the remaining tenants occupy more than 5.27% of NRA nor contribute more than 4.78% to GPR.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                    LEE PARK

                                                           BALANCE:  $56,000,000
                                                           DSCR:     1.29x
                                                           LTV:      78.2%

THE MARKET. Lee Park is located in Conshohocken (Whitemarsh Township), Montgomery County, Pennsylvania. According to the appraiser, Montgomery County is the second most affluent (after Bucks County) of the eight counties that comprise the Philadelphia Metropolitan Statistical Area with an average household income in Montgomery County of $108,949 in 2003, significantly higher than the metropolitan average of $84,932. Situated approximately 10 miles northwest of the Philadelphia central business district, the subject is located in the desirable suburban bedroom community of Conshohocken, which has a large employment base. According to the appraiser, the Philadelphia metropolitan area covers nearly 3,600 square miles and has a 2003 estimated population of 5.2 million, a 5.2% increase over the 1988 population (4.922 million). According to the appraiser, Montgomery County experienced a faster rate of growth during this same 15-year period with population increasing 14.7%, from 673,300 to 772,100 and is predicted to continue to grow at a faster rate than that of the metropolitan area (1.8% vs. 1.1%).


The subject enjoys excellent transportation linkages via Interstates 76 and 476 and PA Route 23. Interstate 76 provides access to the Pennsylvania Turnpike, Interstate 476 provides access to Interstate 95, while PA Route 23 is the local highway serving points within the immediate area. The area is well served by public transportation (SEPTA). A commuter rail station (Spring Mill) is located across E. Hector Street from the subject, linking the market area with downtown Philadelphia as well as other points in the metro area.


According to the appraiser, as of the second quarter 2003, Class B office space in the subject's Conshohocken/Plymouth Meeting/Blue Bell sub-market totaled approximately 2.0 million square feet, exhibited a vacancy rate of 11.7% and rental rates averaged $21.77 psf. Also according to the appraiser, the subject's sub-market for warehouse/flex contained approximately 4.0 million sq. ft. as of the second quarter 2003; the vacancy rate was 13.5% and the average rental rate was $12.33 psf.


PROPERTY MANAGEMENT. The property is leased and managed by Preferred Asset Management, LLC, a subsidiary of Preferred Real Estate Investment, Inc. Preferred Property Management currently manages 30 office and industrial properties totaling 7.0 million sq. ft. and is presently not a third party manager for other property owners.


CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                    LEE PARK

                                                           BALANCE:  $56,000,000
                                                           DSCR:     1.29x
                                                           LTV:      78.2%



[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                       ARAPAHOE CROSSINGS SHOPPING CENTER
                                                         BALANCE:    $49,844,943
                                                         DSCR:       1.56x
                                                         00V:        66.9%

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                       ARAPAHOE CROSSINGS SHOPPING CENTER

                                                         BALANCE:    $49,844,943
                                                         DSCR:       1.56x
                                                         00V:        66.9%


                     MORTGAGE LOAN INFORMATION
  LOAN SELLER:                    BOFA
  LOAN PURPOSE:                   Refinance
  ORIGINAL PRINCIPAL BALANCE:     $50,000,000
  CUT-OFF PRINCIPAL BALANCE:      $49,844,943
  % BY INITIAL UPB:               3.86%
  INTEREST RATE:                  5.340000%
  PAYMENT DATE:                   1st of each month
  FIRST PAYMENT DATE:             November 1, 2003
  MATURITY DATE:                  October 1, 2013
  AMORTIZATION:                   360 Months
  CALL PROTECTION:                Lockout for 24 months from
                                  securitization date, then
                                  defeasance permitted. On and
                                  after August 1, 2013, prepayment
                                  can be made without penalty.
  BORROWER:                       Arapahoe Crossings, L.P., a
                                  special purpose, bankruptcy
                                  remote entity with at least two
                                  independent directors.
  LOCKBOX:                        Hard
  RESERVES:                       None(1)

--------
(1) Initial and monthly reserves were waived by lender due to the age of the subject property and the financial strength of the borrower principal. Tax and Insurance Reserves are required following an Event of Default. An Excess Cash Reserve is required during a Lockbox Cash Flow Sweep Period.


             FINANCIAL INFORMATION
  LOAN BALANCE / SQ.FT.:         $106.94
  BALLOON BALANCE / SQ.FT.:      $89.18
  LTV:                           66.9  %
  BALLOON LTV:                   55.8  %
  DSCR:                          1.56 x


                         PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Anchored Retail
  LOCATION:                       Aurora, CO
  YEAR BUILT / RENOVATED:         1997 / 2001
  THE COLLATERAL:                 14 buildings plus 10 leased
                                  outparcels.
  TOTAL AREA:                     466,106 sq.ft.
  PROPERTY MANAGEMENT:            New Plan Excel Realty Trust, Inc.
  OCCUPANCY (AS OF 10/31/03):     100.0%
  UNDERWRITTEN NET CASH FLOW:     $5,217,661
  APPRAISED VALUE:                $74,500,000
  APPRAISAL DATE:                 July 8, 2003



                                 MAJOR TENANTS
           TENANT                 % NRSF        RENT PSF        LEASE EXPIRATION
 KOHL'S                       18.6%         $  9.00               1/29/20
-------------------------------------------------------------------------
 COLORADO CINEMA HOLDINGS     16.1%         $ 19.80               1/31/18
-------------------------------------------------------------------------
 KING SOOPERS                 15.0%         $  7.50               7/27/19
-------------------------------------------------------------------------
 MARSHALLS                     6.6%         $ 10.50               3/31/10
-------------------------------------------------------------------------
 ROSS DRESS FOR LESS           6.5%         $ 10.25               1/31/12
-------------------------------------------------------------------------
 LINENS 'N THINGS              6.4%         $ 14.50               1/31/13
-------------------------------------------------------------------------
 BORDERS BOOKS                 6.0%         $ 14.00               4/30/22
-------------------------------------------------------------------------
 OLD NAVY                      5.4%         $ 14.25               1/31/07
-------------------------------------------------------------------------
 OFFICEMAX                     5.1%         $ 10.75               1/31/16
-------------------------------------------------------------------------



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                       ARAPAHOE CROSSINGS SHOPPING CENTER
                                                         BALANCE:    $49,844,943
                                                         DSCR:       1.56x
                                                         00V:        66.9%

THE ARAPAHOE CROSSINGS SHOPPING CENTER LOAN

THE LOAN. The Arapahoe Crossings Shopping Center loan is secured by a first mortgage on 14 one-story retail buildings plus ten leased outparcels located in Aurora, Colorado.

THE BORROWER. The borrower is Arapahoe Crossings, L.P., a Delaware limited partnership and a special-purpose, bankruptcy- remote entity with at least two independent directors for which borrower's legal counsel has delivered a non-consolidation opinion. Equity interest in the borrower is held 1% by Arapahoe Crossings SPE Corp. ("ACC"), a Delaware corporation, as the General Partner, 30% by New Plan Excel Realty Trust, Inc. ("NXL"), a Maryland corporation, as a Limited Partner and 69% by UST XII Aurora, Ltd. ("UST"), a Florida limited partnership, as a Limited Partner. UST holds 100% equity interest in ACC. The borrower principals are NXL and WELP Denver, L.C.

UST is a private limited partnership controlled by Lothar Estein, a real estate investor based in Orlando, Florida. UST paid $15,400,000 cash to NXL and received a $35,000,000 credit for the balance of the purchase price based on 70% of the outstanding loan amount at closing. Mr. Estein and a group of associated investors control UST's general partner, WELP Denver, L.C.

THE PROPERTY. Arapahoe Crossings Shopping Center is a retail power center located in Aurora, Colorado. NXL acquired the property in 2001 for $61.6 million and subsequently spent $7.1 million for an expansion. The property was built in phases from 1997 to 2002 and is situated on 47.61 acres. The shopping center consists of 14 one-story buildings containing a total of 466,106 net rentable square feet plus ten leased outparcels. There are 2,903 surface parking spaces, resulting in a parking ratio of 6.2 spaces per 1,000 square feet. The property is 100% occupied by 9 anchor (85.7% of total space) and 20 in-line tenants. The anchors are Kohl's (S&P/Moody's rated A-/A3), King Soopers (unit of Kroger Co., S&P/Moody's rated BBB/Baa3), Marshalls (unit of The TJX Companies, Inc., S&P/Moody's rated A/A3), Ross Stores (S&P rated BBB), Linens 'n Things, Borders Books, Old Navy (unit of Gap, Inc., S&P/Moody's rated BB+/Ba3), OfficeMax and a 16-screen Colorado Cinema Holdings movie theater.

SIGNIFICANT TENANTS. The property is 100% leased. Significant tenants include:

Kohl's (rated A-/A3 by S&P/Moody's) occupies 86,584 square feet (18.6%) at $9.00 per square foot on a 20-year lease maturing in 2020, with rental rate step-ups every five years beginning in 2009 at $9.70 per square foot. Kohl's operated 480 department stores in 34 states as of April 1, 2003. For fiscal year-end February 1, 2003, the company generated net sales of $9.1 billion and net income of $643 million. The subject store sales have increased from $201 per square foot in 2000 to $264 per square foot in 2002.

Colorado Cinema Holdings occupies a 75,200 square feet (16.1%) freestanding building at $19.80 per square foot on a 20-year lease maturing in 2018 with four five-year renewal options. The rental rate steps up to $21.78 per square foot in 2008 and $23.96 per square foot in 2013. Colorado Cinema Holdings is a 16-screen movie theater with stadium seating that generated revenue of $591,000/screen in 2002 versus $502,000/screen in 2001. The company is a Denver-based cinema operator with 11 Denver-area movie theaters totaling 96 screens.

King Soopers occupies 69,913 square feet (15.0%) at $7.50 per square foot on a 20-year lease maturing in 2019 with five five-year renewal options. The rental rate steps up to $7.88 per square foot in 2004 and $8.27 per square foot in 2009. King Soopers has 126 stores and is owned by Cincinnati-based Kroger Co. (S&P/Moody's rated BBB/Baa3). For fiscal year-end February 1, 2003, Kroger Co. generated revenues of $51.8 billion and net income of $1.2 billion. Kroger Co. operated 2,488 grocery stores in 32 states under different banners, including Kroger, Fred Meyer, Fry's Marketplace, Food 4 Less, Ralph's, Dillions and Smith's. Kroger Co. also operated 784 convenience stores/gas stations in 16 states and 441 fine jewelry stores in 34 states.

Marshalls, a unit of TJX Companies (S&P/Moody's rated A/A3), occupies 30,824 square feet (6.6%) at $10.50 per square foot on a 10-year lease maturing in 2010 with three five-year renewal options. The first renewal period rental rate is $11.55 per

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                       ARAPAHOE CROSSINGS SHOPPING CENTER
                                                         BALANCE:    $49,844,943
                                                         DSCR:       1.56x
                                                         00V:        66.9%

square foot. For fiscal year-end January 25, 2003, TJX operated seven discount apparel and homewares retail divisions, including TJ Maxx - 713 stores in 47 states and Marshalls - 629 stores in 42 states. The company generated net sales of $11.98 billion and net income of $578 million.

Ross Dress for Less occupies 30,187 square feet (6.5%) at $10.25 per square foot on a 10-year lease maturing in 2012. The rental rate steps up to $10.50 per square foot in 2006. For fiscal year-end February 1, 2003, the company, a discount apparel chain rated BBB by S&P, operated 507 stores in 23 states, generating sales of $3.5 billion and net income of $201 million. Ross reported 2002 sales of $200 per square foot at the subject store.

Linens 'n Things occupies 30,000 square feet (6.4%) at $14.50 per square foot on a 10-year lease maturing in 2014 with three five-year renewal options. The rental rate steps up to $15.95 per square foot in 2009 and $17.55 per square foot for the first renewal period in 2014. For fiscal year-end January 4, 2003, the company, a leading homewares chain, operated 391 stores in 45 states and four provinces, generating net sales of $2.18 billion and net income of $69.2 million.

Borders Books occupies 28,000 square feet (6.0%) at $14.00 per square foot on a 20-year lease maturing in 2022 with four five-year renewal options. The rental rate steps up to $15.25 per square foot in 2007 and $16.50 per square foot in 2012. For fiscal year-end January 26, 2003, the company operated 434 Borders Books and 778 Waldenbooks stores, generating net sales of $3.5 billion and net income of $112 million.

Old Navy occupies 25,000 square feet (5.4%) at $14.25 per square foot on a five-year lease maturing in 2007 with two five-year renewal options at the same rent. The company is a division of Gap, Inc., rated BB+/Ba3 by S&P/Moody's. For fiscal year-end February 1, 2003, the company operated 4,252 apparel stores worldwide, including 842 Old Navy stores, generating net sales of $14.5 billion and net income of $477 million. Old Navy reported 2002 sales of $230 per square foot at the subject store.

OfficeMax occupies 23,522 square feet (5.1%) at $10.75 per square foot on a 16-year lease maturing in 2016 with four five-year renewal options. The rental rate steps up to $11.25 per square foot in 2005 and $11.75 per square foot in 2010. For fiscal year-end January 25, 2003, the company operated 970 office supplies stores, generating net sales of $4.8 billion and net income of $74 million.

Non-anchor in-line tenants include Bath & Body Works, Christopher & Banks, Famous Footwear, Payless Shoes, Pearle Vision, Radio Shack, Starbucks and Subway, among others.

Outparcel tenants located on leased pads include Applebee's, Chevy's, Chili's, Conoco, Just Brakes, McDonald's, Schlotzsky's Deli and Taco Bell.

THE MARKET. The subject is located in the southeastern quadrant of the Denver Metropolitan Statistical Area ("MSA") in a newly developing area of Aurora, Arapahoe County, Colorado. The MSA population exhibited strong growth from 1992 to 2002, expanding by 464,400 or 27% to 2,195,400. The MSA population is projected to grow by an additional 108,500 by 2006. Per Reis third quarter 2003, the Denver retail market (531 properties - 43.3 million square feet) occupancy was 95.0%.

The subject property is located more particularly in the East Suburban submarket at the intersection of South Parker and East Arapahoe Roads, two major commercial arterial highways that connect within 3 to 5 miles to Interstates 25 and 225 and E-470. This highway network is supporting the area's development and growing population base. Daily traffic count on South Parker Road alone is 95,000 vehicles. Per Reis third quarter 2003, submarket neighborhood and community shopping centers (162 properties - 12.4 million square feet) were at an average occupancy of 94.2%. An appraisal survey of five comparable submarket power centers plus the subject property (2.7 million square feet) reported a 99.3% occupancy rate.

The appraisal concluded that the subject property's rents are at or below market rents. The market rental rate for the major anchor spaces was estimated at $10.00 per square foot versus in-place rents of $9.00 per square foot and $7.50 per square foot for Kohl's and King Soopers, respectively. Market rent for the sub-anchor spaces was estimated at $15.00 per square foot versus in-place rents of $10.25 per square foot for Ross, $10.50 per square foot for Marshalls, $10.75 per square foot for OfficeMax, $14.00 per square foot for Borders Books, $14.25 per square foot for Old Navy and $14.50 per square foot for

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                       ARAPAHOE CROSSINGS SHOPPING CENTER
                                                         BALANCE:    $49,844,943
                                                         DSCR:       1.56x
                                                         00V:        66.9%

Linens 'n Things. Market rent for the 16-screen movie theater operated by Colorado Cinema Holdings was estimated at $20.00 per square foot or $94,000 per screen versus in-place rent of $19.80 per square foot or $93,060 per screen. Market rent for the larger in-line stores of 7,550 to 10,000 square feet was estimated at $19.00 per square foot versus in-place rents of $16.00 to $21.00 per square foot. Market rent for the smaller in-line tenants was estimated at $25.00 per square foot versus in-place rents of $23.00 to $28.00 per square foot.


DEMOGRAPHICS. Within the subject property's 5-mile radius trade zone, selected demographics include population of approximately 160,000, with 60,000 households and an average household income of $110,000.


PROPERTY MANAGEMENT. New Plan Excel Realty Trust, Inc. ("NXL") manages the property. NXL is a major publicly traded retail REIT with a current market capitalization of $4.2 billion. As of June 30, 2003, NXL operated 398 retail properties located across 35 states totaling 55.7 million square feet. The portfolio consisted 95% of neighborhood, community and power shopping centers (373 properties), with the balance comprised of single-tenant retail (20 properties) and enclosed malls/specialty retail (5 properties). Five of the shopping centers totaling 1.2 million square feet are located in the Denver MSA. NXL's portfolio is at 91% occupancy, and the company estimated its portfolio debt service coverage ratio at 2.65x. For the six-month period ending June 30, 2003, the company generated revenues of $242.9 million, net income of $67.7 million and funds from operations of $102.8 million.


CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Mezzanine financing shall be permitted provided that the combined loan amount (subject original loan amount plus mezzanine loan amount) does not result in a loan-to-value ratio greater than the underwritten loan-to-value ratio (67.1%). A higher loan-to-value ratio shall be permitted provided that it will not result in a rating downgrade, qualification or withdrawal of the then current rating of the Securities issued in connection with the Securitization from the Rating Agencies. Mezzanine financing shall also be subject to a minimum debt service coverage ratio of 1.40x based on the greater of a 9.75% loan constant or the then current loan constant applied by the Rating Agencies. Underwritten cash flow shall be based on criteria as reasonably determined by the lender. The mezzanine financing may be secured by a pledge of 100% of the beneficial interests in the borrower. All documents and instruments evidencing or securing the mezzanine loan, in particular a subordination and intercreditor agreement, shall be in form and substance reasonably satisfactory to lender.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                       ARAPAHOE CROSSINGS SHOPPING CENTER

                                                         BALANCE:    $49,844,943
                                                         DSCR:       1.56x
                                                         00V:        66.9%

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          PARADISE POINT RESORT AND SPA

                                                    A-NOTE BALANCE:  $47,000,000
                                                    A-NOTE DSCR:     3.44x
                                                    A-NOTE LTV:      35.1%


[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



[GRAPHIC OMITTED]




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          PARADISE POINT RESORT AND SPA
                                                    A-NOTE BALANCE:  $47,000,000
                                                    A-NOTE DSCR:     3.44x
                                                    A-NOTE LTV:      35.1%



                            MORTGAGE LOAN INFORMATION
  LOAN SELLER:               GECC
  LOAN PURPOSE:              Refinance
  SHADOW RATING
    (S&P/MOODY'S):           AAA, Aa3
  ORIGINAL A-NOTE BALANCE:   $47,000,000
  CUT-OFF A-NOTE BALANCE:    $47,000,000
  % BY INITIAL UPB:          3.64  %
  INTEREST RATE:             4.6051%
  PAYMENT DATE:              1st of each month
  FIRST PAYMENT DATE:        February 1, 2004
  MATURITY DATE:             February 1, 2009
  AMORTIZATION:              300 Months
  CALL PROTECTION:           Lockout for 24 months from
                             securitization closing date, then defeasance
                             is permitted. On and after September 1, 2008,
                             prepayment can be made without penalty.
  SPONSOR:                   LaSalle Hotel Properties
  BORROWER:                  LHO Mission Bay Hotel, L.P.
  SUBORDINATE DEBT:          $18MM B-Note, shadow rated BBB-/Baa3
                             (S&P/Moody's) included in trust1
  LOCKBOX:                   Soft
  INITIAL RESERVES:          Tax:                 $600,471(2)
                             Insurance:           $185,501(2)
  MONTHLY RESERVES:          FF&E:                Triggered(3)
                             Liquidity Reserve:   Triggered(4)

--------
1. The subject $47,000,000 represents the A-Note in a $65,000,000 loan. The B-Note (with cut-off date loan amount of $18MM), is subordinate to the A-Note and is included in the trust but does not back any certificates other than Class PARADISE certificates.

2. Represents six months of the estimated annual costs. Borrower may deliver a cash deposit or LOC.

3. For any period during which the DSCR is below 1.4, borrower is required to fund a FF&E reserve equal to 4% of the total revenues plus all excess cashflow remaining after payment of debt service and operating expenses capped at the balance that would have been achieved had borrower been making deposits of 4% (less any expenditures actually made).

4. For any period during which the DSCR is below 1.25, borrower is required to deposit into a reserve, cash flow remaining after payment of debt service and operating expenses until 3 months worth of debt service has been accumulated, with no cap if the DSCR falls below 1.15 until the DSCR reaches 1.20.


                    FINANCIAL INFORMATION
                                 A-NOTE(1)    FIRST MORTGAGE
                              -------------   --------------
  LOAN BALANCE / ROOM:        $101,732        $140,693
  BALLOON BALANCE / ROOM:     $89,692         $125,439
  LTV:                           35.1%           48.5%
  BALLOON LTV:                   30.9%          43.25%
  DSCR:                          3.44x           2.33x
  SHADOW RATING (S/M):        AAA / Aa3          BBB- / Baa3


                          PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:     Single Asset
  PROPERTY TYPE:                Hotel
  COLLATERAL:                   462-Room Full Service Luxury Resort
  LOCATION:                     San Diego, CA
  YEAR BUILT / RENOVATED:       1962 / 2003
  UNITS:                        462 Rooms
  PROPERTY MANAGEMENT:          Noble House San Diego, Ltd.
  OCCUPANCY (TRAILING 12        73.7%
    MONTHS AS OF 9/30/03):
  UNDERWRITTEN NET CASH FLOW:   $ 10,898,094

  APPRAISED VALUE:              $134,000,000
  APPRAISAL DATE:               November 4, 2003





                   2001        2002        20031
  OCCUPANCY     72.1  %     73.0  %     73.7  %
------------- --------    --------    --------
  ADR         $ 194.27    $ 190.38    $ 195.87
------------- --------    --------    --------
  REVPAR      $ 140.07    $ 138.98    $ 144.31

1. Trailing 12 months through September 2003

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          PARADISE POINT RESORT AND SPA
                                                    A-NOTE BALANCE:  $47,000,000
                                                    A-NOTE DSCR:     3.44x
                                                    A-NOTE LTV:      35.1%


PARADISE POINT RESORT AND SPA LOAN

THE LOAN. The Paradise Point Resort and Spa Loan is secured by a first mortgage on the Paradise Point Resort and Spa, a 462-room luxury hotel and resort, constructed in 1962, renovated from 1998 to 2003, and located on an island in Mission Bay in San Diego, CA. The first mortgage also secures a subordinate $18MM B-Note mortgage loan.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity whose managing member is also a single-purpose, bankruptcy-remote entity with two independent directors. LaSalle Hotel Properties (NYSE: LHO), the primary sponsor, is a REIT focusing primarily on luxury and upscale full service hotels, diversified by location, and in convention, resort, and business oriented markets. LaSalle Hotel Properties has leasing and franchise relationships with leading hotel operation companies including: Noble House, Marriott International, Radisson Hotels, and Hyatt Hotels. LaSalle Hotel Properties is strictly an owner of hotels and does not provide hotel management and related services. An affiliate of Noble House, the manager and operating lesee, has a 4.9% ownership interest in Paradise Point.

LaSalle Properties owns interests in 17 upscale and luxury full-service hotels, totaling approximately 5,600 guest rooms in 12 markets in 10 states and the District of Columbia. As of September 30, 2003, it had $685MM in assets and $289MM in liabilities.

LaSalle Properties is a repeat borrower for GECC.

THE PROPERTY. The Paradise Point Resort and Spa consists of 462 rooms on 44 acres on an island in Mission Bay with full amenities including five pools, spa, full-service marina with water-sports rentals, 18-hole grass putting course, lighted tennis courts, over 33,000 sq. ft. of meeting space, two restaurants, sub-tropical botanical park, and over a mile of white sand beach on Mission Bay in San Diego, CA. The guestroom configuration is as follows:
King (136 rooms), Queen (27 rooms), Queen/Queen (202 rooms), Studio Suites (27 rooms), One Bedroom Suites (60 rooms), Hospitality Suites (8 rooms), Presidental/Govenor Suite (2 rooms). Many of the rooms have semi-private beaches.

The resort was originally constructed in 1962 and underwent a $30,204,000 renovation from 1998 to early 2003 that included renovations of guestrooms, meeting spaces, recreational facilities, restaurants, and lobby.

69% of the hotel's guests are reported to be leisure travelers and 31% group travelers, with the majority of demand coming from "drive to" sources within a 5-hour radius. Peak months are July and August, when the property exceedes 85% occupancy.

Paradise Point Resort and Spa is located proximate to many of the area's primary generators of lodging demand including Sea World, the San Diego Convention Center, and the San Diego Zoo. The San Diego Airport is approximately seven miles away.

THE MARKET. San Diego is one of the nation's major tourist destinations with a strong drive-to and short-haul flight market. According to the appraisal, 85% of visitors that come to San Diego are leisure travelers and 70% of the overnight visitors live in the western United States. From 1997 to 2002 the number of overnight visitors increased at an average annual compounded rate of 0.9% to 15MM and visitor spending increased at an average annual compounded rate of 2.9% to $5,038MM.

The appraiser reported hotel occupancy rates in the Mission Bay submarket as 73.3% with RevPAR at $121.23. Comparable properties occupancy rates ranged from 68% to 77% with RevPAR at $102.24 to 142.45. Paradise Point Resort and Spa's occupancy rate and RevPAR were 74.7% and $139.04, respectively, for the same period.

PROPERTY MANAGEMENT. Paradise Point Resort and Spa is operated by Noble House Hotels and Resorts, a privately owned third party hotel management company. Noble House was founded in 1979 and operates 12 hotels and resorts in the US that include: LaPlaya Beach & Golf Resort in Naples, Ocean Key Resort in Key West, Hilton Daytona Beach Oceanfront Resort in Daytona Beach, Grove Isle Resort in Miami, and Little Palm Island in Torch Key -- all in Florida; The Adolphus in Dallas; The Edgewater in Seattle, WA; Inn & Spa at Loretto in Santa Fe, NM; The Portofino Hotel & Yacht Club in Redondo Beach and Paradise Point Resort & Spa in San Diego -- both in California; SunBurst Resort in Scottsdale, AZ; and The Hotel Viking in Newport, RI. An affiliate of Noble House has a 4.9% ownership interest in Paradise Point.

B-NOTE. The Paradise Point Resort and Spa A-Note Loan and the Paradise Point Resort and Spa B-Note Loan are subject to a co-lender agreement that provides, among other things that, payments of interest and principal will be made on both loans,

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          PARADISE POINT RESORT AND SPA
                                                    A-NOTE BALANCE:  $47,000,000
                                                    A-NOTE DSCR:     3.44x
                                                    A-NOTE LTV:      35.1%


based on their respective interest rates and amortization terms. For as long as a monetary event of default or other material event of default exists with respect to the loans, payments of principal and interest due on the Paradise Point Resort and Spa B-Note Loan will be subordinate to the payment of principal and interest due on the Paradise Point Resort and Spa Loan.


GROUND LEASE. Paradise Point Resort and Spa is subject to a long-term ground lease from the City of San Diego which expires in 2050. The resort pays the greater of the base rent of $1.59MM per year or amounts due under a percentage rent formula.


CURRENT MEZZANINE. None


FUTURE MEZZANINE.  None

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                          PARADISE POINT RESORT AND SPA
                                                    A-NOTE BALANCE:  $47,000,000
                                                    A-NOTE DSCR:     3.44x
                                                    A-NOTE LTV:      35.1%


[GRAPHIC OMITTED]



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        METROPOLITAN APARTMENTS I AND II
                                                           BALANCE:  $46,500,000
                                                           DSCR:     2.53x
                                                           LTV:      56.4%

[GRAPHIC OMITTED]



[GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        METROPOLITAN APARTMENTS I AND II
                                                           BALANCE:  $46,500,000
                                                           DSCR:     2.53x
                                                           LTV:      56.4%


           MORTGAGE LOAN INFORMATION
  LOAN SELLER:                 GECC
  LOAN PURPOSE:                Refinance
  SHADOW RATING
    (S&P/MOODY'S)              BBB-/Baa3
                               Metro
                               I:   $28,000,000
  CUT-OFF PRINCIPAL BALANCE:   Metro
                               II:  $18,500,000
                               Total:
                               $46,500,000(1)
  % BY INITIAL UPB:            3.60%
  INTEREST RATE:               Metro I:  4.20%
                               Metro II: 4.25%
  PAYMENT DATE:                1st of each month
  FIRST PAYMENT DATE:          December 1, 2003
  MATURITY DATE:               November 1, 2008
  AMORTIZATION:                Interest Only
  CALL PROTECTION:             Lockout for 24 months from securitization
                               closing date, then prepayment is permitted
                               upon payment of yield maintenance penalty.
                               On and after September 1, 2008, prepayment
                               can be made without penalty.
  SPONSOR:                     JP Morgan Chase Bank as Trustee for its
                               Commingled Pension Trust Fund and
                               Gables Residential Trust (NYSE: GBP)
  BORROWER:                    Metro
                               I:  Metropolitan
                               LLC
                               Metro
                               II: Metropolitan
                               II LLC
  ADDITIONAL FINANCING:        None
  LOCKBOX:                     None
  INITIAL RESERVES:            None
  MONTHLY RESERVES:            None

--------
(1) The Metropolitan Apartments I and II loans are cross-collateralized and cross-defaulted and no partial releases are permitted.








                    FINANCIAL INFORMATION
  LOAN BALANCE / UNIT:     Metro I           $64,516
                           Metro II:         $67,518
                           Total:            $65,678
  LTV:                     Metro I:            57.2%
                           Metro II:           55.3%
                           Wtd. Average:       56.4%
  DSCR:                    Metro I:            2.49x
                           Metro II:           2.57x
                           Wtd. Average:       2.53x


                           PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset (each loan secures
                                  one phase)
  PROPERTY TYPE:                  Multifamily
  COLLATERAL:                     Secured by fee simple interest in
                                  a Class A Multifamily property
                                  built in two phases and located in
                                  Atlanta, Georgia. Metropolitan I,
                                  built in 1999, contains 434 units.
                                  Metropolitan II, built in 2002,
                                  contains 274 units.
  LOCATION:                       Atlanta, GA
  YEAR BUILT / RENOVATED:         Metro I:  1999
                                  Metro II: 2002
  TOTAL UNITS:                    Metro I:  434 Units
                                  Metro II: 274 Units
  PROPERTY MANAGEMENT:            Gables Realty Limited
                                  Partnership, an affiliate of the
                                  Borrower.
  OCCUPANCY:
  METROPOLITAN I - 8/27/03        Metro I:  93.6%
  METROPOLITAN II - 8/27/03       Metro II: 93.8%
                                  Wtd. Average: 93.7%
  UNDERWRITTEN NET CASH FLOW:     Total: $5,040,358
  APPRAISED VALUE:                Total: $82,400,000
  APPRAISAL DATES:                August 28, 2003





             UNIT DESCRIPTION METROPOLITAN APARTMENTS I AND II COMBINED
       UNIT TYPE        NO. OF UNITS    SQ. FT. PER UNIT    AVERAGE RENT (PER MONTH)
  ONE BEDROOM              388                833         $  986
--------------------       ---              -----         ------
  TWO BEDROOM              244              1,387         $1,475
--------------------       ---              -----         ------
  THREE BEDROOM             76              1,628         $1,758
--------------------       ---              -----         ------
  TOTAL / WTD. AVG         708              1,110         $1,238



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        METROPOLITAN APARTMENTS I AND II
                                                           BALANCE:  $46,500,000
                                                           DSCR:     2.53x
                                                           LTV:      56.4%

THE METROPOLITAN APARTMENTS I AND II LOANS

THE LOAN. The Metropolitan I Apartment Loan is secured by a first mortgage on a Class A 434-unit apartment community located in Atlanta, Georgia and constructed in 1999. The Metropolitan II Apartment Loan is secured by a first mortgage on a 274-unit apartment community, adjacent to Metropolitan I and was constructed in 2002. The Metropolitan Apartments I and II loans are cross-collateralized and cross-defaulted and there are no partial releases permitted.

THE BORROWER. The borrowing entities for both loans are each single-purpose bankruptcy-remote entities whose common sole member is a single-purpose bankruptcy-remote entity. The Sponsor of both borrowers is JP Morgan Chase Bank as Trustee for its commingled Pension Trust Fund and Gables Residential Trust.

JP Morgan Fleming Asset Management is a global investment manager providing global investment management products from traditional cash management, equity, fixed income and asset allocation to alternative asset classes such as private equity and real estate. As a major real estate investor for over 30 years, JP Morgan Fleming Asset Management's Real Estate Investment Group is one of the largest real estate investment advisors with $22.4 Billion in total equity real estate assets, as of December 31, 2002. The group average $3.5 Billion in combined acquisition and disposition transactions annually.

Gables Residential (NYSE: GBP; rated BBB by S&P) is a fully integrated real estate company focused on apartment community management, development, construction, acquisition and disposition businesses. Gables owns upscale Class A apartment communities primarily in Atlanta, Houston, South Florida, Austin, Dallas, Tampa and Washington, D.C. Organized as a real estate investment trust, Gables has been public since 1994, but its experience dates back to 1982 as a private entity. As of July 8, 2003, the company managed 52,860 apartment homes in 188 communities, owned 85 communities with 23,768 stabilized apartment homes and had an additional 9 communities with 2,388 apartment homes under development or lease-up.

The Metropolitan Apartments I and II Sponsors are also affiliated with the West Park Village loan, which is Shadow Rated (S&P/Moody's) BBB/Baa2.

JP Morgan is a repeat borrower for GECC.

THE PROPERTY. The collateral for Metropolitan Apartments I and II is situated on a 20.74-acre parcel in unincorporated DeKalb County, Atlanta, Georgia and contains a total of 708 apartment units that were developed in two phases. The property is located in an affluent area, along Perimeter Center North, just east of Ashford-Dunwoody Road and approximately 13 miles north of the Atlanta CBD. The first phase of the development, Metropolitan I, consists of 5 four-story buildings containing a total of 434 units that are 93.6% leased. The second Phase, Metropolitan II, consists of 3 buildings with up to six levels containing a total of 274 units that are 93.8% leased.

All units provide ceramic tile entries, ceiling heights from nine to twelve feet and crown molding; Phase I of the development also provides trey ceilings in the dining room. According to the appraisal, 65 units in Phase I of the development provide double-sided fireplaces. Typical kitchen finishes consist of range/oven, frost-free refrigerators equipped with icemaker, dishwasher and garbage disposal and washer and dryer hookup. Tenancy is approximately 60% adult, 30% families, and 10% seniors.

Amenities at the property are extensive and are shared by both phases of the development and include the Metropolitan Club, which consists of two lighted tennis courts, swimming pool, putting green, exercise facility, beauty salon, tanning facility, billiards room, and media room. Additional features at the property include a conference/business center, a car wash, laundry facilities and a leasing/management office on site.

According to the engineering report, there are a total of 1,250 parking spaces provided at the property for both phases, which equates to 1.8 spaces per unit. Parking for Metropolitan I consists of 46 attached single car garages, 16 detached single car garages, 310 outdoor spaces, a multi-level garage that provides parking for 396 cars. The Metropolitan II property parking consists of 110 outdoor parking spaces and a multi-level garage that provides parking for 372 cars.

Security at the property includes controlled entry access gates with the property improvements encircled by perimeter fencing. Each apartment unit is equipped with an individual intrusion alarm with monitoring at the option of the tenant. The property improvements are fully sprinklered.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        METROPOLITAN APARTMENTS I AND II
                                                           BALANCE:  $46,500,000
                                                           DSCR:     2.53x
                                                           LTV:      56.4%

THE MARKET. Land use in the property's immediate area is diverse, primarily consisting of office, retail and residential uses. According to the appraiser, the immediate area is highly developed with limited amount of unimproved land in the neighborhood that is suitable for future development. The greatest concentration of development in the neighborhood is located in the area surrounding the Interstate 285 -- Ashford Dunwoody Road Interchange and primarily consists of a high concentration of office and retail uses. The Central Perimeter submarket has the largest inventory of office space in the Atlanta metropolitan area.


The appraiser reports that highway accessibility for the immediate area and the property is good with Interstate 285, Atlanta's circumferential highway, located just south of the property. Interstate 285 connects with numerous other major roadways in the area, including Interstate 85, Interstate 75 and Georgia Highway 400, which provide access to areas throughout the Atlanta metropolitan area.


The Atlanta MSA is a 20 county region that includes the state capital and the state's largest city, Atlanta. Total population has grown in the Atlanta MSA to 4,112,198 as of 2000, a 39% increase over the 1990 census figures. According to the appraiser, the one-mile and three-mile ring study average household income in 2002 was reported to be $111,969 and $114,126 respectively.


The property is located in the Sandy Spring/Dunwoody submarket. The overall average occupancy level in the submarket was reported to be 91% in mid-2003. The mid-year 2003 reported occupancy rates reflected increases in all sectors, marking the first increase since 2000. Rental concessions have been prevalent in the market and actual concessions at the property have been reflected in the underwriting. The appraiser reported that many renters in the submarket are trading up as a result of these concessions, increasing the demand for Class A properties. Absorption in the property's submarket is reported to be strong. The appraiser reported that Metropolitan Apartments phase II absorption averaged 20 units per month from construction start to property stabilization.


Overall asking rents in the Sandy Spring/Dunwoody submarket for mid-year 2003 were reported to be $922 per month before concessions. Mid-year 2003 asking rents for Class A and B properties were $1,051 and $900 per month, respectively, before concessions.


PROPERTY MANAGEMENT. Gables Realty Limited Partnership, an affiliate of the Borrower.


CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        METROPOLITAN APARTMENTS I AND II
                                                           BALANCE:  $46,500,000
                                                           DSCR:     2.53x
                                                           LTV:      56.4%

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            SHOPPES AT GRAND PRAIRIE
                                                           BALANCE:  $42,821,547
                                                           DSCR:     1.26x
                                                           LTV:      77.9%

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]



[GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            SHOPPES AT GRAND PRAIRIE

                                                           BALANCE:  $42,821,547
                                                           DSCR:     1.26x
                                                           LTV:      77.9%

                       MORTGAGE LOAN INFORMATION
  LOAN SELLER:                  GACC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $42,910,000
  CUT-OFF PRINCIPAL BALANCE:    $42,821,547
  % BY INITIAL UPB:             3.32%
  INTEREST RATE:                5.455%
  PAYMENT DATE:                 First of each month
  FIRST PAYMENT DATE:           December 1, 2003
  MATURITY DATE:                November 1, 2008
  AMORTIZATION:                 360 Months
  CALL PROTECTION:              Lockout for 24 months from
                                securitization date, then prepayment
                                premitted with yield maintenance. Prior
                                to this time, a portion of the loan may
                                be prepaid in connection with an option
                                to purchase held by Bergner's
                                Department Store. On and after August
                                1, 2008, prepayment can be made
                                without penalty.
  SPONSOR:                      Culllinan Properties
  BORROWER:                     Grand Prairie Lot 6a, L.P.
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Tax:                      $204,847
                                Insurance:                $39,492
                                Percentage Rent
                                Holdback(1):                $1,540,000

  MONTHLY RESERVES:             Tax:                      $51,212
                                Insurance:                $4,388
                                Replacement:              $4,173
                                TI/LC:                    $13,352

--------
1. A $1.54 million reserve was established at closing to address the fact that, due to the subject's current lease-up status, certain income other than base rent (primarily percentage rent) has not commenced.Release of any portion of the reserve is subject to i) a minimum DSCR of 1.25x, and ii) a maximum LTV ratio of 80%.








             FINANCIAL INFORMATION
  LOAN BALANCE / SQ. FT.:        $  128
  BALLOON BALANCE / SQ. FT.:     $  119
  LTV:                           77.9%(2)
  BALLOON LTV:                   72.3%(2)
  DSCR:                          1.26x(2)


                          PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Anchored Retail
  COLLATERAL:                     Fee simple interest in an
                                  anchored retail center.
  LOCATION:                       Peoria, IL
  YEAR BUILT / RENOVATED:         2001-2002 / NAP
  TOTAL AREA:                     333,810 sq. ft.
  PROPERTY MANAGEMENT:            An affiliate of the Borrower,
                                  Cullinan Properties, Ltd.
  OCCUPANCY (AS OF 12/12/03):     94.7%
  UNDERWRITTEN NET CASH FLOW:     $3,535,494
  APPRAISED VALUE:                $53,000,000(3)
  APPRAISAL DATE:                 October 1, 2004(3)

2. Calculated after netting out cash holdback reserve of $1,540,000.

3. "As Stabilized" appraised value and appraisal date.





                                            ANCHOR TENANTS
       TENANT              SF        % NRSF       RENT PSF       LEASE EXPIRATION       RATINGS (F/M/S)
 BERGNER'S            180,000     53.9%        $  6.00             03/31/18            BB- / B1 / BB(4)
-------------------   -------     ----         -------             --------          ------------------
 LINENS 'N THINGS      28,000      8.4%        $ 11.00             01/31/14                  --
-------------------   -------     ----         -------             --------                  --
 BORDER'S              21,000      6.3%        $ 12.00             04/30/22                  --
-------------------   -------     ----         -------             --------                  --
 OLD NAVY              15,000      4.5%        $ 10.00             07/31/18           BB- / Ba2 / BB+(5)

4. Ratings of parent company, Saks Incorporated.

5. Ratings of parent company, The Gap Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            SHOPPES AT GRAND PRAIRIE
                                                           BALANCE:  $42,821,547
                                                           DSCR:     1.26x
                                                           LTV:      77.9%

SHOPPES AT GRAND PRAIRIE LOAN

THE LOAN. The Shoppes at Grand Prairie Loan is secured by a first mortgage on The Shoppes at Grand Prairie, a 333,810 sq. ft. portion of a larger, newly built 488,349 sq. ft. open--air lifestyle center located in Peoria, IL.

THE BORROWER. The Borrower is a single-purpose entity for which a non-consolidation opinion was obtained. The loan sponsor is The Cullinan Properties, Ltd., founded in 1988. Cullinan has extensive experience in developing, acquiring, and managing retail, multifamily and office properties. The Peoria Association of Realtors has recognized the sponsor's founder and majority shareholder, Diane Cullinan-Oberhelman, as one of the top 10 business leaders in Central Illinois. As of 06/03, Ms. Cullinan-Oberhelman had a stated net worth of $31.65 million. The Borrower includes limited partners, none of which, individually, own more than 20% interest in the subject.

Ms. Cullinan-Oberhelman is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. The Shoppes at Grand Prairie is a 333,810 sq. ft. portion of a larger, newly built 488,720 sq. ft. open--air center located in Peoria, IL, approximately 171 miles southwest of Chicago and 175 miles northeast of St. Louis. The retail center is located in Peoria's rapidly growing northwest corridor, and is part of a larger retail development totaling 1 million square feet located in immediate proximity to the subject. The subject has been open for business since April 2003 and is anchored by Bergner's, Linen's 'N Things, Border's Books and Old Navy and has 26 in-line tenants. The property is shadow-anchored by a 65,000 sq. ft. Galyan's Trading Co. (sporting/outdoor goods) and is located within several hundred yards of a 95,000sf Home Depot. Additionally, located less than one mile southeast of the subject is Simon Property Group's Northwoods Mall, the dominant mall in Peoria.

Shoppes at Grand Prairie is located at the corner of two of Peoria's major traffic arteries, U.S. Route 150 and Illinois Route 6. Route 150, also known as War Memorial Drive, is the main east-west thoroughfare in central Peoria County; Route 6 is a north-south extension of Interstate 474, the major beltway around the Peoria metro area. The center has excellent access to these roadways and good visibility. Built in 2001, the subject consists of eight contiguous buildings that feature an attractive exterior finish with a decorative brick facade and ornamental accents. On-site parking totals 2,590 cars of which the subject's pro rata share is 1,722 spaces (5.16 spaces per 1,000 sq. ft.). Shoppes at Grand Prairie is the area's first new, large-scale retail development in over 30 years and the focal point of what is commonly referred to as the Grand Prairie development. When completed this commercial hub is projected to contain one million square feet of retail space comprised of the subject and adjacent retail parcels in addition to restaurants, Class A multifamily developments, a 90-room hotel and an 18-screen stadium seating movie theatre. The additional 500,000 sq. ft. of retail space includes the following: (1) The Plaza at Grand Prairie (approximately 230,600 sq. ft.) is planned to be a power center (approximately 25% built-out) that when completed is projected to feature national big box retailers; (2) Grand Prairie Commons (184,645 sq. ft.), located at the same intersection as the subject, is currently open and contains an established mix of national retail and restaurant tenants, including Home Depot, Pier 1 Imports, Gander Mountain (an outdoor gear retailer), Java Jo's and Famous Dave's BBQ; and (3) Prairie Place (60,000sf), a strip center comprised of local and regional retailers.

SIGNIFICANT TENANTS. The loan collateral is 92.13% occupied by four anchors and 26 in-line tenants. The four anchor tenants are: Bergner's Department Store (a subsidiary of Saks Incorporated), Linen's N Things, Border's Bookstore and Old Navy. Anchor tenants represent 73.1% of Net Rentable Area ("NRA") and 46.3% of Gross Potential Rent ("GPR"). In addition, the subject is occupied by 28 national and regional in-line tenants including Dress Barn (NASDAQ: DBRN; 7,871sq. ft.; 2.4% NRA; 3.7% GPR), Ann Taylor Loft (5,145 sq. ft.; 1.5% NRA;
2.7% GPR) and Sharper Image (NASDAQ: SHRP; 4,500 sq. ft.; 1.3% NRA; 2.8% of
GPR). In addition, the subject is shadow-anchored by Galyan's Trading Co. (NASDAQ: GLYN; 65,000 sq. ft.), a sporting goods and outdoor products retailer.


BERGNER'S DEPARTMENT STORE occupies 180,000 sq. ft. (36.9% of collateral area) under a lease with a rent of $6.00 psf expiring in March 2018. Bergner's Department Stores have been in business for over 100 years and is owned by parent company Saks Department Group Inc. (NYSE: SKS, Ratings: BB-, B1 and BB by Fitch, Moody's and S&P, respectively, with 14 stores located in Illinois, Indiana, and Wisconsin. Bergner's Department Stores specialize in merchandise consisting of a

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            SHOPPES AT GRAND PRAIRIE
                                                           BALANCE:  $42,821,547
                                                           DSCR:     1.26x
                                                           LTV:      77.9%

large assortment of apparel and accessories for men, women, teens, children, and special sizes, plus a full line of home furnishings. Saks Department Stores Group operates 241 department stores in 24 states. Saks Incorporated posted sales of $1,381.9MM for first quarter ending 2003.


LINEN'S 'N THINGS occupies 28,000 sq. ft. (5.7% of collateral area) under a lease with a rent of $11.00 psf expiring in January 2014. Linens 'N Things (NYSE:LIN) is a national large-format retailer of home textiles, housewares and home accessories operating 391 stores in 45 states (as of 1/03). For the 26 weeks ended 7/5/03, Linen's 'N Things posted net sales of $1 billion and net income of $7.8 million.


RELEASE PROVISIONS. The borrower has the right to obtain a release of the Bergner's Department Store parcel in connection with Bergner's exercise of its option to purchase this parcel for $12,000,000, less certain costs related to the sale (the "Purchase Price"). Upon such sale, (i) Bergner's has agreed to deposit the Purchase Price with lender, (ii) the borrower is required to deposit with lender $12,000,000 (less any amounts deposited by Bergner's) and
(iii) lender is required to release the parcel from the lien of the mortgage. The lender is required to apply up to $9,600,000 (which amount will be reduced based on the then current outstanding principal balance of the loan) to partially prepay the loan, at which time the amortization schedule will be recast. The remaining amounts will be held by the lender as additional collateral for the loan.


THE MARKET. The center draws shoppers from a 10-county market area representing over 600,000 people. The City of Peoria, IL is situated within the Peoria-Pekin MSA, encompassing the three counties of Peoria, Tazewell, and Woodford, approximately 171 miles southwest of Chicago and 175 miles northeast of St. Louis. A well-designed network of roadways and rail lines (including Amtrak) serve the area. Additionally, the City of Peoria and the State of Illinois Department of Transportation are improving the road and accessibility infrastructure of the subject property at a cost of approximately $14.7 million. A major renovation and expansion project is planned for Interstate 74 through the downtown area over the next six years, which should increase the traffic along Interstate 474 and Illinois Route 6 and increase traffic in the vicinity of the subject property. Peoria is the largest city in the MSA with a population of 112,936, representing 32.5% of the overall MSA population. The median household income for The Peoria-Pekin MSA is $47,462, which is near the U.S. average of $47,532.


The Shoppes at Grand Prairie will be the first new, large-scale retail development in over 30 years. According to the appraiser, vacancy rates for most of the area's newer stabilized centers is typically ranging from 0% to 5%. According to the appraiser, retail growth in the market is continuing, with residential growth moving in a north and northwesterly direction from the city's central business district, placing the subject directly in line with this growth. According to the appraiser occupancies at comparable mall properties in the market ranged from 81.6% to 98.3% and market rents ranged from $10 to $14 psf for anchor space, $24 to $32 psf for spaces from 3,000 sq. ft. to 10,000 sq. ft., $28 to $40 psf for spaces between 1,201 sq. ft. and 3,000 sq. ft., and $40 to $65 psf for spaces less than 1,200 sq. ft.. Rents at the Shoppes at Grand Prairie fall within the market range, with anchor space ranging from $6 to $10 psf, $18 to $32.40 psf for 3,000 sq. ft. to 10,000 sq. ft., $25.50 - $38.18 psf for spaces between 1,201 sq. ft. and 3,000 sq. ft. and $21 to $59.70 psf for spaces less than 1,200 sq. ft.


PROPERTY MANAGEMENT.  Cullinan Properties, Ltd., an affiliate of the Borrower.


CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            SHOPPES AT GRAND PRAIRIE
                                                           BALANCE:  $42,821,547
                                                           DSCR:     1.26x
                                                           LTV:      77.9%


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                             ELMWOOD SHOPPING CENTER
                                                           BALANCE:  $37,000,000
                                                           DSCR:     1.45x
                                                           LTV:      73.3%


[GRAPHIC OMITTED]



[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                             ELMWOOD SHOPPING CENTER
                                                           BALANCE:  $37,000,000
                                                           DSCR:     1.45x
                                                           LTV:      73.3%



                            MORTGAGE LOAN INFORMATION
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $37,000,000
  CUT-OFF PRINCIPAL BALANCE:    $37,000,000
  % BY INITIAL UPB:             2.87%
  INTEREST RATE:                5.640%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           February 1, 2004
  MATURITY DATE:                January 1, 2014
  AMORTIZATION:                 360 Months
  CALL PROTECTION:              Lockout for 24 months from
                                securitization closing date, then
                                defeasance is permitted. On and after
                                December 1, 2013, prepayment can be
                                made without penalty.
  SPONSORS:                     Lauricella Land Company
  BORROWER:                     568 Broadway Holdings,
                                LLC
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      None
  INITIAL RESERVES:             Tax:                        $68,194
                                Insurance:                  $159,206
                                Holdback(1):                $3,770,000
                                Engineering:                $542,898
  MONTHLY RESERVES:             Tax:                        $34,097
                                Insurance:                  $22,744
                                TI/LC(2):                   $20,833
                                Replacement:                $7,115

--------
1. Cash or LOC required to remain in place until reconfiguration of space for TJ Maxx is completed ($1,200,000 estimated cost) and additional 45,850 sq. ft. is refit ($2,570,000 estimated cost). Release is based on pro rata share of costs for each new tenant space and receipt of leases and certificates of occupancy.

2. Capped at $750,000 if no event of default has occurred. A LOC can be delivered in lieu of reserve.


            FINANCIAL INFORMATION
  LOAN BALANCE / SQ.FT.:         $80.80
  BALLOON BALANCE / SQ.FT.:      $67.79
  LTV:                           73.3  %
  BALLOON LTV:                   61.5  %
  DSCR:                          1.45 x


                       PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Anchored Retail
  COLLATERAL:                     Fee simple interest in a retail
                                  anchored shopping center.
  LOCATION:                       Harahan, LA
  YEAR BUILT / RENOVATED:         1977 / 1998 & 2003
  TOTAL AREA:                     457,910 sq.ft.
  PROPERTY MANAGEMENT:            Lauricella Management Company
  OCCUPANCY (AS OF 10/22/03):     89.5% (includes TJ Maxx space
                                  being built out)
  UNDERWRITTEN NET CASH FLOW:     $ 3,703,376

  APPRAISED VALUE:                $50,500,000
  APPRAISAL DATE:                 October 10, 2003



            TENANTS            % NRSF       RENT PSF       LEASE EXPIRATION       RATING (S/M)       2002 SALES PSF
 ELMWOOD FITNESS CENTER     17.8%        $  5.16            12/31/2007             -- / --               NA
-------------------------   ----         -------            ----------         ----------------         ----
 MARSHALLS                   7.9%        $ 12.00            10/31/2012            A / A3(3)             $311
-------------------------   ----         -------            ----------         ----------------         ----
 OFFICEMAX                   7.0%        $ 14.50            12/21/2012           BB / Ba2(4)             NA
-------------------------   ----         -------            ----------         ----------------         ----
 TJ MAXX(5)                  6.6%        $ 10.00             5/14/2014             A / A3                NA
-------------------------   ----         -------            ----------         ----------------         ----

3. TJ Maxx, the parent of Marshalls.

4. Boise Cascade, the parent of OfficeMax.

5. Lease to TJ Maxx has been fully executed, with tenant projected to take occupancy in May 2004.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                             ELMWOOD SHOPPING CENTER
                                                           BALANCE:  $37,000,000
                                                           DSCR:     1.45x
                                                           LTV:      73.3%


THE ELMWOOD SHOPPING CENTER LOAN

THE LOAN. The Elmwood Shopping Loan is secured by a first mortgage on Elmwood Shopping Center, a 457,910 sq. ft. anchored retail center, constructed in 1977, and expanded in 1979, 1998, 1999 and 2003, and located in Harahan, LA, a suburb of New Orleans.

THE BORROWER. The borrower is 568 Broadway Holdings, LLC, a single-purpose, bankruptcy-remote entity, whose managing member is also a single-purpose, bankruptcy-remote entity with an independent director. Lauricella Land Company, the sponsor of the borrower, was founded in the 1940's and has extensive land holdings in Harahan, LA. Its managing members are Francis (Hank) Lauricella and John (Jay) Lauricella, II, both high net worth individuals. The company owns ten shopping centers, office buildings, hotels, and apartment buildings.

THE PROPERTY. The Elmwood Shopping Loan is secured by 457,910 sq. ft. community shopping center located in Harahan, LA, a suburb of New Orleans. It is located on Clearview Parkway, a primary thoroughfare, convenient to the major traffic arteries serving the metropolitan New Orleans area.

SIGNIFICANT TENANTS. The property is 89.5% leased by 6 anchor tenants (including TJ Maxx, for whom space is being built out) and 38 in-line tenants. The anchor tenants, OfficeMax, Marshalls, PetsMart, TJ Maxx, Michaels, and Party City, are approximately 34% of the GLA and 33% of the property's rental income. In 2002 Marshalls reported $311 psf in sales, PetsMart $259 psf in sales, Michael's $120 psf in sales, and Party City $120 psf in sales. The center is shadow-anchored by Home Depot and Kmart which are not part of the subject collateral. The largest in-line tenant is Elmwood Fitness Center.

Elmwood Fitness Center occupies 81,361 sq. ft. (17.8% of total space) under a lease with a rent of $5.16 psf expiring December 31, 2007. With 15,000 members, it is the 49th largest fitness center in the country and is owned and operated by Alton Ochsner Medical Foundation, one of the largest health care facilities in the region and located across the street from Elmwood Shopping Center. US News and World Report has named Ochsner one of America's Best Hospitals seven times since 1990. The mission of Elmwood Fitness Center is to enhance the health and quality of life of the populations they serve by promoting fitness and wellness as forms of preventive care.

Marshalls occupies 36,380 sq. ft. (7.9% of total space) under a lease with a rent of $12.00 psf expiring October 31, 2012. During 2002 Marshalls expanded from 30,366 sq. ft. to its current square footage. Marshalls, a discount name brands department store, is a subsidiary of the TJX Companies (NYSE: TJX; rated A by S&P and A3 by Moody's). Incorporated in 1962 and headquartered in Framingham, MA, TJX Companies has 629 Marshalls stores in 42 states and 14 stores in Puerto Rico. For the 12 months ending January 25, 2003, TJX reported total revenue of $11.98 billion (an increase of 12% from the prior year), net operating income of $578.4 million, and as of that date, had total assets of $3.94 billion, and shareholders' equity of $1.41 billion.

OfficeMax, Inc. occupies 31,913 sq. ft. (7.0% of total space) under a lease with a rent of $14.50 psf expiring December 21, 2012. OfficeMax serves its customers through nearly 1,000 superstores, e-commerce Web sites and direct-mail catalogs and has operations in the U.S., Canada, Puerto Rico, the U.S. Virgin Islands and Mexico. OfficeMax offers office products at high-volume and deep discount. The company features CopyMax and FurnitureMax store-within-a-store modules devoted exclusively for print-for-pay and office furniture. OfficeMax was recently acquired by Boise Cascade Corp (NYSE: BCC; rated BB by S&P and Ba2 by Moody's). Through Boise Cascade's third quarter that ended October 30, 2003, sales were $5.893 billion vs. $5.611 billion over the same period the previous year.

TJ Maxx has leased 30,095 sq. ft. (6.6% of total space) under a lease with a rent of $10.00 psf expiring May 14, 2014. TJ Maxx opened its first store on March 1977 and has grown to be the largest off-price apparel retailer in the United States with over 700 stores in 47 states. TJ Maxx sells brand name and designer fashions at up to 60% less than department and specialty store prices. TJ Maxx is a subsidiary of TJX Companies which is described above. Approximately $1,220,000 will be reserved (or a LOC will be delivered in lieu thereof) for the reconfiguration of this space.

THE MARKET. Elmwood Shopping Center is located in Harahan, LA, a suburb of New Orleans, LA. According to the appraisal, within a 3-mile radius of the Center the population was 102,635 and reported average household income was $53,880, in 2002.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                             ELMWOOD SHOPPING CENTER
                                                           BALANCE:  $37,000,000
                                                           DSCR:     1.45x
                                                           LTV:      73.3%


The region's economy has developed a diverse economic base over the past two decades, and is now comprised of six major sectors: oil/gas, maritime/port, tourism, shipbuilding & aerospace manufacturing, federal government & military operations, and retail trade.


The appraiser reported occupancy rates for comparable properties as 98% to 100%. It was noted that in the New Orleans metropolitan area there are few vacant stores in shopping centers. Additionally, the Elmwood neighborhood is 95% built-out with an average occupancy for class "A" centers of 96.1%.


Rent comparables ranged from $12.65 to $20.00 psf for anchors and $18.00 to $30.00 psf for in-line with actual terms for spaces in Elmwood Shopping Center ranging from $7.13 to $14.50 psf for anchors and $4.25 to $38.00 psf for in-line.


PROPERTY MANAGEMENT. The property is managed by Lauricella Management Company, which maintains an office at the center.


PROPERTY RELEASE. The property presently includes a vacant theater and related parking which the borrower has the right to redevelop. These parcels may be released from the Elmwood Shopping Center collateral as long as appropriate cross easements are in place.


CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                             ELMWOOD SHOPPING CENTER
                                                           BALANCE:  $37,000,000
                                                           DSCR:     1.45x
                                                           LTV:      73.3%


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                           PALMA SORRENTO APARTMENTS
                                                           BALANCE:  $35,389,665
                                                           DSCR:     1.35x
                                                           LTV:      69.3%


[GRAPHIC OMITTED]

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            PALMA SORRENTO APARTMENTS
                                                           BALANCE:  $35,389,665
                                                           DSCR:     1.35x
                                                           LTV:      69.3%



                  MORTGAGE LOAN INFORMATION
  LOAN SELLER:              GACC
  LOAN PURPOSE:             Refinance
  ORIGINAL PRINCIPAL
    BALANCE:                $35,500,000
  CUT-OFF PRINCIPAL
    BALANCE:                $35,389,665
  % BY INITIAL UPB:         2.74%
  INTEREST RATE:            5.330%
  PAYMENT DATE:             1st of each month
  FIRST PAYMENT DATE:       November 1, 2003
  MATURITY DATE:            October 1, 2010
  AMORTIZATION:             360 months
  CALL PROTECTION:          Lockout for 24 months from securitization
                            date, then defeasance is permitted. On
                            and after July 1, 2010, prepayment can
                            be made without penalty.
  SPONSOR:                  Barbaccia, LP
  BORROWER:                 Barbaccia Properties - Palma Sorrento LLC
  ADDITIONAL FINANCING:     None
  LOCKBOX:                  Soft at Closing, Springing Hard
  INITIAL RESERVES:         Tax:                   $386,047
                            Insurance:             $4,853
  MONTHLY RESERVES:         Tax:                   $48,256
                            Insurance:             $4,853
                            Replacement(1):        $4,567

-----------------
1. Increases to $5,708 in Year 4 of the loan.


             FINANCIAL INFORMATION
  LOAN BALANCE / UNIT:        $129,159
  BALLOON BALANCE / UNIT:     $115,516
  LTV:                        69.3%
  BALLOON LTV:                61.9%
  DSCR:                       1.35x


                          PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:   Single Asset
  PROPERTY TYPE:              Multifamily
  COLLATERAL:                 Fee Simple interest in a 274-unit
                              multi-family development
  LOCATION:                   San Jose, CA
  YEAR BUILT / RENOVATED:     2001 / NAP
  UNITS:                      274
  PROPERTY MANAGEMENT:        E&S Ring Management Corporation
  PORTFOLIO OCCUPANCY (AS
    OF 05/08/03):             93.8%
  PORTFOLIO UNDERWRITTEN
    NET CASH FLOW:            $3,202,482
  APPRAISED VALUE:            $51,100,000
  APPRAISAL DATE:             5/08/03


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            PALMA SORRENTO APARTMENTS
                                                           BALANCE:  $35,389,665
                                                           DSCR:     1.35x
                                                           LTV:      69.3%


THE PALMA SORRENTO LOAN


THE LOAN. The Palma Sorrento loan is secured by a first mortgage on the fee interst in a multifamily apartment community located in San Jose, California. The collateral consists of 11 recently built three-story buildings and contains 274 Class A residential units.


THE BORROWER. The borrower, Barbaccia Properties -- Palma Sorrento LLC, is a single-purpose, bankruptcy-remote entity with an independent director and for which a non-consolidation opinion was obtained. The loan sponsors are all partners of Barbaccia, LP, a private commercial real estate firm founded in 1965 and located in San Jose. The loan sponsors' real estate portfolio includes 1,098 apartment units, 688 mobile home pads, 80,000 sf of office space and 150 acres of vacant land for future development. The loan sponsors have combined net worth of over $91 million, including liquidity of $11.8 million.


THE PROPERTY. Palma Sorrento Apartments is a recently constructed, Class A, Mediterranean style apartment development consisting of 11 three-story buildings containing 274 residential units. The subject is the second phase of Palm Valley Apartments which is comprised of three separate communities. The 11 buildings that comprise this phase are located along the perimeter of the property and encircle a central courtyard and pool area. Improvements were built in stages between 2001 and 2002 on an 11.39-acre site which has been owned by the sponsor since 1945 and are constructed of conventional wood frame, painted stucco with wood trim and pitched roofs with Spanish-style clay tiles. Unit mix consists of 89 one-bedroom units, 152 two-bedroom units and 33 three-bedroom units. Unit amenities include refrigerator with ice maker, dishwasher, garbage disposal, self-cleaning electric range oven, microwave, washer/dryer, balcony or patio, nine foot ceilings, crown molding, individual storage areas and advanced wiring for telecommunication and computer equipment. In addition, the units feature maple finish cabinetry in the kitchen, and marble countertops and wainscotting in the bathrooms. Select units feature a gas fireplace in the living room. Community amenities consist of clubhouse with leasing office, swimming pool and spa area, and a fitness center. Each unit includes either a shared garage with an automatic opener or a carport space. Parking is provided for 476 vehicles (1.7 spaces per unit) 232 of which are garage spaces, 46 of which are carport spaces and 198 of which are open spaces.



THE MARKET. The appraisal reported that as of first quarter 2003, Santa Clara County had an overall occupancy rate of 94.2%, the San Jose multifamily market had an overall occupancy rate of 92.9%, and the average occupancy rate among comparable properties is 94.4%. According to the appraiser, monthly rents for comparable one-bedroom units range from $1,151 to $1,775; the average monthly rent for subject one-bedroom units is $1,381. Monthly rents for comparable two-bedroom units range from $1,385 to $2,270; the average monthly rent for subject two-bedroom units is $1,696. Monthly rents for comparable three-bedroom units range from $1,800 to $2,645; the average monthly rent for subject three-bedroom units is $2,204.


The subject property is located in the south-central portion of San Jose in the planning area known as Edenvale. San Jose is consistently ranked highly in overall quality of life. Adjacent from the subject development, to the south, is a community park. The subject is one block from IBM and in close proximity to Kaiser Hospital, both large employers in the area. The area offers convenient access to Highway 85 and the Light Rail System.


PROPERTY MANAGEMENT. The subject will be managed by Barbaccia Management Company, an affiliate of the borrower, and by E&S Ring Management Corporation, a third-party management company. E&S Ring is a private commercial real estate firm based in Culver City, California. The company was founded in 1988 to provide asset management, development and consulting expertise to apartment owners, investors and financial institutions. The company also manages approximately 6,000 residential units located primarily in Northern California.



CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                            PALMA SORRENTO APARTMENTS
                                                           BALANCE:  $35,389,665
                                                           DSCR:     1.35x
                                                           LTV:      69.3%


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        DEVONSHIRE RESEDA SHOPPING CENTER
                                                           BALANCE:  $30,975,044
                                                           DSCR:     1.30x
                                                           LTV:      76.0%




[GRAPHIC OMITTED]




[GRAPHIC OMITTED]




[GRAPHIC OMITTED]


[GRAPHIC OMITTED]





[GRAPHIC OMITTED]



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        DEVONSHIRE RESEDA SHOPPING CENTER
                                                           BALANCE:  $30,975,044
                                                           DSCR:     1.30x
                                                           LTV:      76.0%



                      MORTGAGE LOAN INFORMATION
  LOAN SELLER:             GECC
  LOAN PURPOSE:            Refinance
  ORIGINAL PRINCIPAL
    BALANCE:               $31,000,000
  CUT-OFF PRINCIPAL
    BALANCE:               $30,975,044
  % BY INITIAL UPB:        2.40%
  INTEREST RATE:           6.11%
  PAYMENT DATE:            1st of each month
  FIRST PAYMENT DATE:      January 1, 2004
  MATURITY DATE:           December 1, 2013
  AMORTIZATION:            360 Months
  CALL PROTECTION:         Lockout for 24 months from securitization
                           closing date, then defeasance is
                           permitted. On and after October 1, 2013,
                           prepayment can be made without penalty.
  SPONSORS:                Gerald Pharris, Ronald Pharris,
                           Chlell Pharris, Jr.
  BORROWER:                Devonshire Reseda, LLC
  ADDITIONAL FINANCING:    Future mezzanine debt permitted up to
                           80% of appraised value
  LOCKBOX:                 None
  INITIAL RESERVES:        Tax:                            $85,146
                           Insurance:                      $91,082
                           Engineering:                    $52,130
                           LA Fitness LOC(1):              $341,000
                           Up Front Tenant Reserve(2):     $569,215
                           TI/LC & Replacement(3):         $600,000
  MONTHLY RESERVES:        Tax:                            $28,382
                           Insurance:                      $6,506
                           TI/LC(3):                         $14,565
                           Replacement(3):                   $2,285

--------
1. Required to remain in place until LA Fitness has paid its first 36 months of rental payments.

2. Allocated to four new leases. Funds will be disbursed accordingly when each tenant accepts possession of its leased space, two months rent is received and all tenant improvements and leasing costs associated with each tenant's lease have been paid in full.

3. In lieu of monthly reserves for TI/LC and Replacement, the borrower has deposited $600,000 into escrow with a one time option to substitute with a $600,000 LOC. Upon any draw from the LOC the borrower will make monthly deposits of $14,565 for TI/LC and $2,285 for Replacement.


              FINANCIAL INFORMATION
  LOAN BALANCE / SQ.FT.:         $169.63
  BALLOON BALANCE / SQ.FT.:      $144.47
  LTV:                           76.0%
  BALLOON LTV:                   64.7%
  DSCR:                          1.30x


                           PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Retail
  COLLATERAL:                     Fee simple interest in a grocery
                                  anchored community shopping
                                  center.
  LOCATION:                       Northridge, Los Angeles County,
                                  CA
  YEAR BUILT / RENOVATED:         1970 / 2002
  TOTAL AREA:                     182,599 sq.ft.
  PROPERTY MANAGEMENT:            The Remm Group
  OCCUPANCY (AS OF 09/03/03):     96.3%
  UNDERWRITTEN NET CASH FLOW:     $2,933,054
  APPRAISED VALUE:                $40,750,000
  APPRAISAL DATE:                 August 23, 2003



      TENANTS      % NRSF      RENT PSF      LEASE EXPIRATION       RATING (S/M/F)      2002 SALES PSF
 LA FITNESS      25.4%       $ 18.84           02/28/2022               --                   NA
 ALBERTSONS      19.2%       $  7.44           03/31/2009        BBB / Baa2 / BBB           $341
 R.E.I.           9.4%       $ 18.00           08/31/2006               --                  $289
 WALGREEN'S       8.3%       $ 19.80           08/31/2066          A+ / Aa3 / --             NA


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        DEVONSHIRE RESEDA SHOPPING CENTER
                                                           BALANCE:  $30,975,044
                                                           DSCR:     1.30x
                                                           LTV:      76.0%


THE DEVONSHIRE RESEDA SHOPPING CENTER LOAN

THE LOAN. The Devonshire Reseda Shopping Loan is secured by a first mortgage on Devonshire Reseda Shopping Center, a 182,599 sq. ft. anchored community retail center, constructed in 1970, extensively remodeled in 2002, and located in Northridge, CA.

THE BORROWER. The borrower is Devonshire Reseda LLC, a single-purpose, bankruptcy-remote entity whose managing member is also a single-purpose, bankruptcy-remote entity with an independent director. Ronald, Gerald, and Chlell Pharris are the sponsors of the borrower. The Pharris brothers are high net worth individuals who own the Lyte Development Company, which is developing over 3,000 acres in San Bernardino County.

THE PROPERTY. The Devonshire Reseda Shopping Loan is secured by 182,599 sq. ft. community shopping center located in Northridge, CA, 20 miles northwest of downtown Los Angeles. The shopping center is located at the intersection of Devonshire Street and Reseda Boulevard, both of which are major traffic arteries. Northridge is a stable, primary residential community that is largely built out and has little vacant land for new development.

The center was originally constructed in 1970 but was extensively remodeled in 2002.

SIGNIFICANT TENANTS. The property is 96.3% occupied by 4 anchor tenants and 24 in-line tenants. The anchor tenants, L.A. Fitness, Albertsons, REI, and Walgreen's, are approximately 62% of the GLA and 54% of the property's rental income. There are three pad spaces, totaling 18,187 sq. ft., which are leased to Outback Steakhouse, Carrow's Restaurant, and Washington Mutual.

L.A. Fitness occupies 46,415 sq. ft. (25.4% of total space) under a lease with a rent of $18.84 psf expiring February 28, 2022. L.A. Fitness was founded in 1984 and maintains 45 health and fitness clubs throughout California. Approximately 180,000 members pay monthly membership fees that contribute to $48.6 million in annual sales. Amenities at this location include a basketball court, cardiovascular center, racquetball court, sauna, steam room, heated 4-lane lap pool, smoothie/juice bar and rooms for aerobics and spinning classes.

Albertsons (NYSE: ABS; rated BBB/Baa2/BBB by S/M/F) occupies 35,000 sq. ft. (19.2% of total space) under a lease with a rent of $7.44 psf expiring March 31, 2009. The lease also contains one 4-year option and one 5-year option. Albertsons reported $341 psf in sales in 2002, representing a 3.2% occupancy cost. As of January 31, 2003, Albertsons operated 2,287 stores consisting of 1,313 combination food-drug stores, 708 standalone drugstores and 266 conventional and warehouse stores. The Company's stores operate under the banners Albertsons, Savon, Jewel, Jewel-Osco, Acme, Osco Drug, and Super Saver Foods.

REI occupies 17,175 sq. ft. (9.4% of total space) under a lease with a rent of $18.00 psf expiring August 31, 2006. REI reported $289 psf in sales in 2002, representing a 8.3% occupancy cost. Recreational Equipment, Inc. was founded in 1938 and retails sporting goods sportswear. The Company has 73 retail stores in the US that include a variety of facilities for testing equipment including bike test trails, climbing pinnacles and camp stove demonstration tables. In 2002, REI had over $735 million in sales.

Walgreen's (NYSE: WAG; rated A+/Aa3 by S/M) occupies 15,120 sq. ft. (8.3% of total space) with a ground lease of $19.80 psf expiring August 31, 2066. Walgreen's is a national drugstore chain and as of 9/13/03 has 4,224 drugstores in 44 states and Puerto Rico. The drugstores are engaged in the retail sale of prescription and nonprescription drugs, and carry additional product lines such as general merchandise, cosmetics, toiletries, household items, food and beverage.

THE MARKET. Devonshire Reseda Shopping Center is located in Northridge, CA, 20 miles northwest of downtown Los Angeles. According to the appraisal, within a 3-mile radius of the Center the population was 142,143 and reported household income was $76,834, in 2002.

The appraiser reported occupancy rates for comparable properties as 98% to 100%. Furthermore, it was noted the Center's immediate neighborhood is nearly 100% built out with projections of minimal new supply in the foreseeable future. Vacancy for west San Fernando Valley community shopping centers is approximately 2%.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        DEVONSHIRE RESEDA SHOPPING CENTER
                                                          BALANCE:  $30,975,044
                                                           DSCR:     1.30x
                                                           LTV:      76.0%

Rent comparables for in-line space ranged from $24.00 to $42.00 per sq. ft. with actual terms for spaces in Devonshire Reseda ranging from $24.60 to $38.19 psf. Rent comparable data for anchors ranged from $11.16 to $18.00 psf, with actual terms for these space in Devonshire Reseda being $7.44 psf for Albertsons, $18.00 psf for REI, $18.84 for L.A. Fitness, and $19.80 for Walgreens. The Albertsons rent is considered below market.


PROPERTY MANAGEMENT. The property is managed by The Remm Group, which has a management portfolio of over $1 billion of assets.


CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None


FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt secured by partnership interests permitted up to 80% of appraised value with lender approval of mezzanine lender and loan documents and rating agency confirmation.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                        DEVONSHIRE RESEDA SHOPPING CENTER
                                                           BALANCE:  $30,975,044
                                                           DSCR:     1.30x
                                                           LTV:      76.0%


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                  HANFORD MALL
                                                           BALANCE:  $30,000,000
                                                           DSCR:     1.50x
                                                           LTV:      68.2%

[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                  HANFORD MALL
                                                         BALANCE:  $30,000,000
                                                         DSCR:     1.50x
                                                         LTV:      68.2%


               MORTGAGE LOAN INFORMATION
  LOAN SELLER:            GACC
  LOAN PURPOSE:           Acquisition
  ORIGINAL PRINCIPAL
    BALANCE:              $30,000,000
  CUT-OFF PRINCIPAL
    BALANCE:              $30,000,000
  % BY INITIAL UPB:       2.32  %
  INTEREST RATE:          5.7400%
  PAYMENT DATE:           1st of each month
  FIRST PAYMENT DATE:     January 1, 2004
  MATURITY DATE:          December 1, 2010
  AMORTIZATION:           The first eighteen months are
                          interest-only, thereafter the
                          loan amortizes based on a 360-month
                          schedule.
  CALL PROTECTION:        Lockout for 24 months from
                          securitization date, then
                          defeasance is permitted. On
                          and after September 1, 2010,
                          prepayment can be made without
                          penalty.
  SPONSOR:                Passco Real Estate Enterprises,
                          Inc. and William O. Passo
  BORROWERS:              Passco HM, LLC, Passco
                          Diversified II HM, LLC as tenants-
                          in-common
  ADDITIONAL FINANCING:   None
  LOCKBOX:                Hard
  INITIAL RESERVES:       Tax:               $236,625
                          Insurance:         $13,857
                          TI/LC:             $750,000
                          Engineering:       $27,875
  MONTHLY RESERVES:       Tax:               $59,156
                          Insurance:         $6,929
                          Replacement:       $4,173
                          TI/LC:             $9,514




             FINANCIAL INFORMATION
  LOAN BALANCE / SQ.FT.:         $92.80
  BALLOON BALANCE / SQ.FT.:      $85.78
  LTV:                           68.2%
  BALLOON LTV:                   63.0%
  DSCR:                          1.50x


                        PROPERTY INFORMATION
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Anchored Retail
  COLLATERAL:                     Fee simple interest in an
                                  anchored retail property
  LOCATION:                       Hanford, CA
  YEAR BUILT / RENOVATED:         1993 / 2001
  TOTAL AREA:                     323,269 square feet
  PROPERTY MANAGEMENT:            Passco Property Management
                                  Inc.
  OCCUPANCY (AS OF 11/06/03):     93.10%
  UNDERWRITTEN NET CASH FLOW:     $3,158,208
  APPRAISED VALUE:                $44,000,000
  APPRAISAL DATE:                 8/8/2003




                                                    MAJOR TENANTS
                                                                      SALES
              TENANT                 NRSF    % NRSF    RENT PSF   (TTM 08/03)    LEASE EXPIRATION     RATINGS (S/M/F)
 SEARS                            75,852   23.5%     $  4.28         $187           7/1/2014       BBB / Baa1 / BBB+
--------------------------------- ------   ----      -------         ----          ---------       ------------------
 JC PENNEY                        61,291   19.0%     $  4.53         $ 99          2/28/2013         BB+ / Ba3 / BB
--------------------------------- ------   ----      -------         ----          ---------       ------------------
 ROSS DRESS FOR LESS              28,033    8.7%     $  9.00         $201          1/31/2010         BBB / -- / --
--------------------------------- ------   ----      -------         ----          ---------       ------------------
 MOVIES 8 (CINEMARK USA, INC.)(1) 20,266    6.3%     $ 13.02         $ 87          3/31/2013          B+ / -- / --

1. Ratings of parent company, Cinemark USA, Inc.






                                                  OCCUPANCY COST AS A %
                         TTM 8/03 SALES PSF            OF SALES
  IN-LINE TENANTS              $315                     10.84%



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                  HANFORD MALL
                                                         BALANCE:  $30,000,000
                                                         DSCR:     1.50x
                                                         LTV:      68.2%

THE HANFORD MALL LOAN

THE LOAN. The Hanford Mall Loan is secured by a first mortgage on Hanford Mall, a 484,414 sq. ft. regional mall located in Hanford, California, midway between the cities of Los Angeles and San Francisco, and approximately 35 miles south of Fresno. The loan was used to acquire the property at a cost of $43 million.

THE BORROWER. The borrower is comprised of multiple single-purpose, bankruptcy-remote U.S. entities (owning the subject as tenants-in-common) whose sole purpose is to acquire, own and operate Hanford Mall. The loan documents permit each tenant in common borrower to transfer portions of their interest in the mortgaged property to up to 20 additional tenant-in-common borrowers. The loan sponsor is Passco Real Estate Enterprises, Inc. whose key principal is William O. Passo. Mr. Passo has directed the formation of over 86 private and public liability companies and limited partnerships and has been involved with the acquisition, disposition and management of over 200 properties since 1978. As of July 2003, Mr. Passo had a stated net worth of $10 million including $981,000 in liquid assets. Passco Real Estate Enterprises, Inc. is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. Hanford Mall is a 484,414 sq. ft. regional mall located in Hanford, California. The mall is modern and attractive, nicely landscaped, and has large skylights providing abundant natural lighting. Hanford Mall is anchored by Sears, JC Penney, Gottschalk's and Mervyn's. Junior anchors include Ross Dress for Less and an eight-screen movie theater, Movies 8 (Cinemark USA, Inc.). Gottschalk's and Mervyn's (159,565 sq. ft.) own their own stores and sites and are not part of the collateral.

Excluding Gottschalk's and Mervyn's, Hanford Mall is currently occupied by 57 tenants including five pad site tenants. The four largest tenants include Sears, JC Penney, Ross Dress for Less and Movies 8. Remaining tenants range in size from 474 sq. ft. to 8,500 sq. ft. and include a mix of national, regional and local tenants including Applebee's Restaurant, Denny's, Footaction USA, B. Dalton Bookstore and GNC. Applebee's and Denny's were build-to-suit structures, and both the land and buildings are owned in a fee simple by the Borrower. Additionally, the mall experiences little rollover over the term of the loan, as the weighted average lease term for the tenants is 12 years and the average annual roll over the term of the loan is only 3.5% of NRA per year. Hanford Mall was constructed in 1993, the Sears store was added in 1999 (75,852 sq. ft.) and the Ross Dress for Less store was constructed in 2000 (28,033 sq. ft.). On-site parking totals 2,180 spaces of which the subject's pro rata share is 1,463 spaces (a ratio of 4.5 spaces per 1,000 sq. ft. of NRA). The mall is located at the intersection of two major roadways and has visibility from such roadways.

THE MARKET. According to the appraiser, Hanford Mall is the dominant retail development center in both the city of Hanford and Kings County. It benefits from having few competitive or alternative malls to the west, east and south. The appraiser identified four area malls (the closest competitor is fifteen miles away), for which the occupancy rate averaged 93.2%. Market rental rates are typically wide, and thus the appraiser divided the subject's space in 14 different categories to compare to similar spaces in competitive malls. Based on this comparison, the subject's rents are either at or below market for all but two categories and are within 10% of market rents.

According to the appraiser, the population in the subject's primary trade area (estimated to be within a 7-mile radius) was 75,954, with a 2002 average household income of $42,849. In close proximity to the subject are a Home Depot Store and a retail center anchored by a Wal-Mart store and a Food Co. discount grocery store. Wal-Mart is expected to close this store and open a Super Wal-Mart south of the subject. Additionally, there is a 28-acre parcel that is proposed for development of a 360,000 sq. ft. community retail center to be anchored by Target. The first phase of this project (approximately 260,000 sq. ft.) is expected to break ground in late 2003. According to the appraiser, Hanford Mall is expected to benefit from recent (such as Home Depot) and future retail construction. This is projected to enhance the subject's position as the most dominant retail development in the area by increasing traffic to the area and by reinforcing the area's retail position.

PROPERTY MANAGEMENT. The property is managed by Passco Property Management Inc., an affiliate of the loan sponsor, Passco Real Estate Enterprises Inc. Based in Santa Ana, California, Passco Property Management Inc. currently has over 3.0 million square feet of space under management.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $828,209,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                   GE 2004-C1
                              COLLATERAL TERM SHEET


                                  HANFORD MALL
                                                         BALANCE:  $30,000,000
                                                         DSCR:     1.50x
                                                         LTV:      68.2%

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.